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                                                                     Exhibit 1.1


                             9,000,000 Common Shares

                            NAM TAI ELECTRONICS, INC.


                             UNDERWRITING AGREEMENT

                                  July __, 2003

BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
as Representatives of the
several Underwriters named in
Schedule I attached hereto (the "Representatives")
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10017

Ladies/Gentlemen:

            Nam Tai Electronics, Inc., a corporation organized and existing under the laws of the British Virgin Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 6,000,000 shares (the "Company Shares") of its common shares, par value $0.01 per share (the "Common Shares"). The shareholders of the Company listed on
Schedule II hereto (the "Selling Shareholders") severally propose to sell to the Underwriters an aggregate of 3,000,000 shares of Common Shares (the "Selling Shareholders' Shares" and together with the Company Shares, the "Firm Shares"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Selling Shareholders also propose to issue and sell to the Underwriters up to an additional 1,350,000 shares of Common Shares (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement and the Prospectus referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns" and Merrill Lynch Pierce, Fenner & Smith Incorporated "Merrill Lynch," together with Bear Stearns, the "Lead Manager") are acting as lead managers in connection with the offering and sale of the Shares (the "Offering").

      1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof and as of the Closing Date and the Additional Closing Date (each as defined in Section 3 below) that:

            (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and amendments thereto, on Form F-3 (No. 333-[________]) for the registration of the Shares under the United States Securities Act of 1933, as amended (the "Securities Act"), which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as
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amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act increasing the size of the Offering by registering additional Common Shares (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the rules and regulations of the Commission (the "Rules and Regulations") or by the Securities Act, proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed under the Exchange Act (as defined below) on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (the "EDGAR System").

            (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the
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Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement, the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in paragraphs 3, 8, and 9 under the caption "Underwriting" in the Prospectus.

            (c) Grant Thornton, who have certified the financial statements and supporting schedules and information of the Company and its consolidated subsidiaries as of December 31, 2002 and for the year ended December 31, 2002 that are included or incorporated by reference in the Registration Statement, and Deloitte Touche Tohmatsu, who have certified the financial statements and supporting schedules and information of the Company and its consolidated subsidiaries as of December 31, 2001 and for each of the two years in the period ended December 31, 2001 that are included or incorporated in the Registration Statement, each are independent public accountants as required by the Securities Act, United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Rules and Regulations and, to the knowledge of the Company, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act").

            (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth or contemplated in the Registration Statement and the Prospectus, the Company has not paid any dividends on its capital stock and there has been no material adverse change or any development involving a prospective material
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adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company and the subsidiaries of the Company listed on Exhibit A hereto (the "Subsidiaries") taken as a whole; (ii) the long-term debt or capital stock of the Company or any of the Subsidiaries; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Change"). Since the date of the latest balance sheet presented in, or incorporated by reference in, the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

            (e) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed "As Adjusted"
under the caption "Capitalization." At June 30, 2003, the Company had no outstanding securities other than options to purchase the Company's Common
Shares as set forth in the first bullet-paragraph following the table under the caption "Capitalization" in the Prospectus. Since June 30, 2003, other than as set forth in the Registration Statement, the Prospectus or this Agreement, the Company has not issued any securities (or rights to purchase any securities) in the Company or any Subsidiary other than the Common Shares exercised pursuant to options that were issued and outstanding as of June 30, 2003. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Common Shares or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Shares or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common
Shares and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any
Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.
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            (f) The Subsidiaries are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act other than subsidiaries that are not material to the Company and the Subsidiaries taken as a whole, and include all of the Company's "significant subsidiaries." Except as disclosed in the Registration Statement and the Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity that is material to the Company and the Subsidiaries taken as a whole. Except as disclosed in the Registration Statement and the Prospectus, all of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable. The Company owns the portion of the capital stock of each of the Subsidiaries, Alpha Star Investments Limited, Huizhou TCL Mobile Communication Co. Ltd., TCL Mobile Communication (HK) Co., Ltd. and TCL Corporation as stated in the Registration Statement and the Prospectus to be owned by the Company, directly or indirectly, and such capital stock owned is free and clear from all liens, encumbrances, equities or claims.

            (g) Each of the Company and the Subsidiaries has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company and the Subsidiaries taken as a whole;
(ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (a "Material Adverse Effect"). Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits (collectively, the "Consents") of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic, to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect, and neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not disclosed in the Registration Statement and the Prospectus.

            (h) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and
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the Prospectus have been duly and validly authorized by the Company. This
Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (i) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or
(ii) violate or conflict with any provision of the Memorandum and Articles of Association of the Company, as amended and revised, or the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement, business license or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect. No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such Consents as may be required under state or foreign securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters.

            (j) Except as disclosed in the Registration Statement and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding or litigation is threatened or contemplated; and the defense of all such proceedings and litigation against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

            (k) The financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Prospectus or publicly announced
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since 2001, as updated prior to the date hereof, whether or not they were included or incorporated by reference in the Registration Statement, present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. The other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

            (l) There are no pro forma or as adjusted financial statements which are required to be included or incorporated by reference in the Registration Statement and Prospectus in accordance with Form F-3, Form 20-F or Regulation S-X which have not been included as so required.

            (m) The statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

            (n) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act applicable to a foreign private issuer and files reports with the Commission on the EDGAR System as required of a foreign private issuer. The Common Shares are registered pursuant to Section 12(g) of the Exchange Act and the outstanding Common Shares are listed on the NYSE (as defined in Section 13(b) below) and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

            (o) The Company meets the definition of "foreign private issuer" under the Securities Act and has done so for all periods presented in the Prospectus.

            (p) The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (q) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, nor will any of them take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which might reasonably be
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expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

            (r) The Company has not prior to the date hereof made any offer or sale of any securities which could be "integrated" with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, the Company has not sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than Common Shares issued upon the exercise of options issued pursuant to or granted under the Company's stock option plans presently existing and disclosed in the Prospectus.

            (s) Except as disclosed in the Registration Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

            (t) The conditions for use of Form F-3 to register the offering and sale of Shares, as set forth in the General Instructions of Form F-3, have been satisfied.

            (u) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and, when read together with the other information in the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (v) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, is not and will not be an entity "controlled" by an "investment company" within the meaning of such act and will not be classified as a passive foreign investment company for United States federal income tax purposes.

            (w) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed.

            (x) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

            (y) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

            (z) The Company and the Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, mortgages, security interests, pledges, charges, claims, restrictions, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially and adversely affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and, except as described in the Registration Statement and the Prospectus, any real property and buildings held under lease or sublease by the Company and any of the Subsidiaries are respectively held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

            (aa) All material guarantees of indebtedness of the Company and any of the Subsidiaries are in full force and effect and there are no material outstanding guarantees of contingent payment obligations not otherwise disclosed in the Registration Statement and the Prospectus.

            (bb) The Company and each Subsidiary (i) owns or possesses adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

            (cc) Except as disclosed in the Registration Statement and the Prospectus, the Company and the Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and as is customary for companies engaged in similar businesses in similar industries and in similar locations, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole. There are no material claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

            (dd) Each of the Company and the Subsidiaries has accurately prepared and timely filed all tax returns that are required to be filed by it and has paid all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, due or claimed to be due, other than those being contested in good faith and by appropriate proceedings and for which adequate reserves have been established on the books and records of the Company in accordance with generally accepted accounting principles. No material deficiency assessment with respect to a proposed adjustment of any taxes of the Company or any Subsidiary is pending or, to the best of the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and since December 31, 2002, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

            (ee) Neither the Common Shares, the Firm Shares nor the Additional Shares are or will be at the Closing Date or the Additional Closing Date subject to any transfer taxes, stamp duties or similar charges under the laws of the British Virgin Islands.

            (ff) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

            (gg) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law") except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any disposal discharge, emission or other release of any kind which could not in the aggregate with all such discharges and other releases reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no pending or threatened administrative, regulatory or judicial actions, claims or notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries.

            (hh) Except to the extent such action is not prohibited by applicable laws of the British Virgin Islands, the Cayman Islands, Hong Kong or the People's Republic of China ("PRC"), neither the Company, any of the Subsidiaries nor any of their officers or directors has paid, promised or authorized the payment, directly or indirectly, of any monies or any thing of value, in each case to the extent that such payment, promise or authorization constitutes bribery in breach of applicable laws of the British Virgin Islands, the Cayman Islands, Hong Kong or the PRC, to any government official or employee of any political party for the purpose of influencing any act or decision of such official or of the government to obtain or retain business, or direct business to the Company or any of the Subsidiaries (any such act, a "Prohibited Payment"). A Prohibited Payment does not include the payment of reasonable and bona fide expenditures, such as travel and lodging expenses, which are directly related to the promotion, demonstration or explanation of products or services, or the execution or performance of a contract with a government authority or agency thereof; provided that such payments are permissible under applicable laws.

            (ii) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States.

            (jj) Neither the Company nor any Subsidiary (i) is in violation of its memorandum and articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement, business license or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, security interest, pledge, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses
(ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

            (kk) The Company is in compliance with applicable provisions of the Sarbanes-Oxley Act that are effective and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

            (ll) The Company has implemented the "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act) required in order for the Chief Executive Officer and Chief Financial Officer of the Company to engage in the review and evaluation process mandated by the Exchange Act. The Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

            (mm) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation - Application of Critical Accounting Policies" in the Registration Statement and the Prospectus accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management's most difficult, subjective or complex judgments ("critical accounting policies"); (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

            (nn) Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters in connection with this Agreement or the transactions contemplated hereby shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

      2. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder severally represents and warrants to, and agrees with, each of the Underwriters as of the date hereof and as of the Closing Date and the Additional Closing Date, if any, that:

            (a) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, to perform his or its obligations hereunder and to consummate the transactions of such Selling Shareholder contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions of such Selling Shareholder contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by such Selling Shareholder. This Agreement has been duly and validly executed and delivered by such Selling Shareholder and constitutes the legal, valid and binding obligation of such Selling Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) Such Selling Shareholder has full right, power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the form of Exhibits B and C hereto (such Selling Shareholder's "Custody Agreement" and "Power of Attorney", respectively), to perform its obligations thereunder and to consummate the transactions of such Selling Shareholder contemplated thereby. The Custody Agreement and Power of Attorney and the transactions contemplated thereby have been duly and validly authorized by such Selling Shareholder. The Custody Agreement and Power of Attorney have each been duly and validly executed and delivered by such Selling Shareholder and constitute the legal, valid and binding obligation of such Selling Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Counterparts of such Selling Shareholder's Custody Agreement, duly signed by (i) the Company, as custodian (in such capacity, the "Custodian") and (ii) ______________ as such Selling Shareholders' attorney-in-fact (in such capacity, the "Attorney-In-Fact") have been delivered to the Company and the Lead Manager on or prior to the date of this Agreement.

            (c) Such Selling Shareholder agrees that the Shares to be sold by such Selling Shareholder, whether or not on deposit with the Custodian, are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of such Selling Shareholder, by operation of law or by the occurrence of any other event. If such Selling Shareholder should die or become incapacitated, or if any other event should occur impacting the legal status or capacity of such Selling Shareholder, before the delivery of the Shares to be sold by such Selling Shareholder hereunder, the documents evidencing the Shares to be sold by such Selling Shareholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

            (d) Such Selling Shareholder is the lawful owner of the Shares to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Shares as provided herein, such Selling Shareholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all voting trust arrangements, pledges, liens, encumbrances, equities, claims and security interests whatsoever. Certificates for all of the Shares to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

            (e) Such Selling Shareholder has, and on the Closing Date and the Additional Closing Date, if any, will have, good and valid title to all of the Shares which are to be sold by such Selling Shareholder pursuant to this Agreement on such date and full legal right and power, and all authorizations and approvals required by law, to enter into this Agreement and the applicable Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder, free and clear of all voting trust arrangements, pledges, liens, encumbrances, equities, claims and security interests whatsoever.

            (f) No Consent of, from or with any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance by such Selling Shareholder of this Agreement or its Custody Agreement and Power of Attorney, or consummation by such Selling Shareholder of the transactions contemplated herein or therein, except such as have been obtained under the Securities Act and such as may be required under the state securities laws of the United States, the blue sky laws of any jurisdiction or the rules of the NASD in connection with the purchase and distribution of such Selling Shareholder's Shares by the Underwriters.

            (g) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder and consummation of any of the other transactions contemplated herein and therein by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will not (A) conflict with, result in a breach or violation of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or is bound, or to which any of the property or assets of such Selling Shareholder is subject, or, (B) if such Selling Shareholder is not a natural person, result in any violation of the provisions of any charter or bylaws or certificate of formation, trust agreement, partnership agreement, articles of partnership or other organizational documents, as applicable, of such Selling Shareholder, or (C) result in any violation or breach of any judgment, order, decree statute, rule or regulation applicable to such Selling Shareholder of any court or any public, governmental or regulatory agency or body, administrative agency or arbitrator having jurisdiction over such Selling Shareholder.

            (h) Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Shares, except for such rights as have been waived or which are described in the Prospectus (and which have been complied with).

            (i) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Shareholder to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

            (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering or, to such Selling Shareholder's knowledge, any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

            (k) All information furnished by or on behalf of such Selling Shareholder in writing for use in the Registration Statement and the Prospectus is true, correct, and complete in all material respects and does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that this representation and warranty is made only as to information contained in the Registration Statement or the Prospectus relating to such Selling Shareholder.

            (l) Such Selling Shareholder has no knowledge that any representation or warranty of the Company set forth in Section 1 above is untrue or inaccurate in any material respect.

            (m) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

            (n) Such Selling Shareholder has not distributed and will not distribute, prior to the later of the Closing Date or the Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Shareholders other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

            (o) Such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and (i) has no knowledge of any material adverse information with regard to the Company or the Subsidiaries which is not disclosed in the Registration Statement and the Prospectus, (ii) has no knowledge of any misstatement of a material fact or failure to state a material fact necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, and (iii) is not prompted to sell the Shares to be sold by such Selling Shareholder by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement and the Prospectus.

            (p) The representations and warranties of such Selling Shareholder in its Custody Agreement and Power of Attorney are, and on the Closing Date and the Additional Closing Date, if any, will be, true and correct.

            Any certificate signed by or on behalf of the Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters in connection with this Agreement or the transactions contemplated hereby shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

      3.    Purchase, Sale and Delivery of the Shares.

            (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell 6,000,000 of the Firm Shares to the Underwriters, (ii) the Selling Shareholders severally and not jointly agree to sell 3,000,000 of the Firm Shares collectively to the Underwriters, where each Selling Shareholder severally and not jointly will sell the number of Firm Shares set forth opposite its respective name in Schedule II hereto and (iii) each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholders, at a purchase price per share of $_______, the number of Firm Shares set forth opposite its respective name on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

            (b) Payment of the purchase price for, and delivery of certificates representing, the Firm Shares shall be made by the Company and the Custodian at the office of White & Case LLP ("Company's United States Counsel"), 1155 Avenue of the Americas, New York, NY, or at such other place as shall be agreed upon by Bear Stearns and the Company, at 10:00 A.M., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 or 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange
Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by Bear Stearns and the Company (such time and date of payment and delivery being herein called the "Closing Date").

            (c) Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each

Selling Shareholder's Power of Attorney and Custody Agreement), as the case may be, upon delivery of certificates for the Firm Shares to Bear Stearns through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Shareholder hereby agrees that (i) it will pay all share transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by the Selling Shareholders to the several Underwriters, or otherwise in connection with the performance of the Selling Shareholders' obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Shareholders hereunder and to hold such amounts for the account of the Selling Shareholders with the Custodian under the Custody Agreement and Power of Attorney. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two business days before the Closing Date. The Company and the Custodian will permit Bear Stearns to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

            (d) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholders listed on Schedule II hereto as selling Additional Shares hereby grant to the Underwriters, acting severally and not jointly, the option to purchase up to 1,350,000 Additional Shares, collectively, where each Selling Shareholder severally and not jointly will sell up to the number of Additional Shares set forth opposite its respective name, if any, in Schedule II hereto, in each case at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders for the Firm Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time once, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by Bear Stearns to the Company and the Selling Shareholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Bear Stearns, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 or 11 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two business days prior to the Additional Closing Date. The Custodian, on behalf of the Selling Shareholders, shall permit you to examine and package such certificates for delivery at least one business day prior to the Additional Closing Date.

            Upon the exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchase hereunder, subject, however, to such adjustments to eliminate any fractional shares as Bear Stearns in its sole discretion shall make.

            (e) Payment of the purchase price for, and delivery of certificates representing, the Additional Shares shall be made at the office of the Company's United States Counsel, or at such other place as shall be agreed upon by Bear Stearns and the Custodian at 10:00 A.M., New York City time, on the Additional Closing Date, or such other time as shall be agreed upon by Bear Stearns and the Custodian.

            (f) Payment of the purchase price for the Additional Shares to be sold by each Selling Shareholder shall be made by wire transfer in same day funds to or as directed by the Custodian upon delivery of certificates for the Additional Shares to Bear Stearns through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two business days before the Additional Closing Date. The Custodian will permit Bear Stearns to examine and package such certificates for delivery at least one business day prior to the Additional Closing Date. Each Selling Shareholder hereby agrees that (i) it will pay all share transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Additional Shares to be sold by such Selling Shareholder to the several Underwriters, or otherwise in connection with the performance of such Selling Shareholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of such Selling Shareholder with the Custodian under the Custody Agreement and Power of Attorney.

      4. Offering. Upon authorization of the release of the Firm Shares by Bear Stearns, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

      5.    Covenants of the Company; Covenants of the Selling Shareholders.

            (a)   The Company covenants and agrees with the Underwriters that:

                  (i) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence reasonably satisfactory to Bear Stearns of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

                  The Company will notify you immediately (and, if requested by Bear Stearns, will confirm such notice in writing) (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (C) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (D) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act,
(E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (F) of the receipt of any comments from the Commission, and (G) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as reasonably practical. The Company will not file, before or after the effective date of the Registration Statement, any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which Bear Stearns shall object in writing after being timely furnished in advance a copy thereof. The Company will provide Bear Stearns with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit Bear Stearns a reasonable opportunity to review and comment thereon.

                  (ii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the Underwriters, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, or to file any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to Section 5(a)(i) hereof, an appropriate amendment or supplement (in form and substance satisfactory to Bear Stearns) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as practical.

                  (iii) The Company will promptly deliver to each of you and to Skadden, Arps, Slate, Meagher & Flom LLP (the "Underwriters' Counsel") a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

                  (iv) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and
Section 5(b) of the Securities Act.

                  (v) The Company will use its best efforts, in cooperation with Bear Stearns, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as Bear Stearns may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or subject itself to taxation to which it would not otherwise be subject.

                  (vi) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with
Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                  (vii) During the period of five years from the date of the Prospectus, on a quarterly basis, the Company will have its independent auditors perform an examination of the financial information of the Company and its consolidated subsidiaries in accordance with Statement on Auditing Standards No. 100 (SAS 100), Interim Financial Information.

                  (viii) During the period of 90 days from the date of the Prospectus (the "Lock-up Period"), without the prior written consent of Bear Stearns, the Company (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. The Company will obtain an undertaking in substantially the form of Annex VI hereto (the "Undertaking") of each of its officers and directors listed in Schedule III and each of the Selling Shareholders by which such directors, officers and Selling Shareholders will agree not to engage in any of the aforementioned transactions on their own behalf. Notwithstanding anything to the contrary herein, the provisions of this paragraph and the Undertaking shall not prevent the Company or such officers, directors or the Selling Shareholders of the Company signing the Undertaking, or require the consent of Bear Stearns to engage in any of the following transactions during the Lock-up Period: (X) the sale by the Company and the Selling Shareholders of Shares as contemplated by this Agreement, and (Y) the Company's issuance of Common Shares upon the grant and exercise of options under, or the issuance by the Company of shares pursuant to, stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except with respect to the exercise of options referred to in the foregoing sentence.

                  (ix) During the period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to you (A) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

                  (x) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

                  (xi) The Company will use all reasonable efforts to effect and maintain the listing of the Shares on the NYSE.

                  (xii) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

                  (xiii) The Company will use all reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

            (b) Each Selling Shareholder covenants and agrees with each
Underwriter:

                  (i) To deliver to Bear Stearns prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8, which may be replaced by any other applicable form or statement specified by Treasury Department regulations in lieu thereof.

                  (ii) To notify promptly the Company and the Representatives if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, such Selling Shareholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iii) To cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practical time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and the Additional Closing Date, if any, and to satisfy all conditions precedent of such Selling Shareholder to the delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement.

                  (iv) To deliver to Bear Stearns on or prior to the date of this Agreement each lock-up agreement referenced in Section 7(l) hereof.

      6.    Payment of Expenses.

            (a) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company and the Selling Shareholders hereby agree to pay all costs and expenses incident to the performance of their obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities or blue sky laws as provided in Section 5(a)(v) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering;
(vi) all fees and expenses in connection with listing the Shares on the NYSE;
(vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) any share transfer taxes incurred in connection with this Agreement or the Offering; and (ix) the fees of the Custodian and other fees and expenses related to the offering of the Shares by the Selling Shareholders. The Company also will pay or cause to be paid: (x) the cost of preparing share certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section, and Sections 8, 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and costs of their counsel and share transfer taxes on resale of any of the Shares by them.

            (b) The Selling Shareholders will pay all fees and expenses related to the offering of the Shares to be sold by them, including (i) the fees and disbursements of their counsel, if any, and (ii) any applicable share transfer, stamp duties or other taxes related to the offering of their Shares. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Shareholders may make for the sharing or allocation of such costs and expenses.

            (c) Unless otherwise required by applicable law, all payments required to be paid by the Company or the Selling Shareholders to the Underwriters shall be made without withholding or deduction of any tax, assessment, or other governmental charges whatsoever (collectively, "Taxes"). If the Company is required to deduct or withhold any Taxes, or if any Taxes are required to be paid by any Underwriter pursuant to this Underwriting Agreement (other than any Tax imposed on a net income basis), the Company shall pay to the recipient such additional amounts as necessary so that the net amount received by the recipient after such deduction, withholding, or payment (taking into account any deductions, withholdings, or payments of Taxes that may be applicable to such additional amounts) will equal the amount otherwise due to such recipient hereunder. The Company shall pay promptly the full amount of Taxes withheld or deducted to the relevant tax authority in accordance with applicable law.

      7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "Closing Date" shall refer to the Closing Date for the Firm Shares and the Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional conditions:

            (a) The Registration Statement shall have become effective and all necessary foreign and domestic regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by Bear Stearns; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a)(i) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

            (b) At the Closing Date you shall have received the favorable written opinion of White & Case LLP, United States counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex I.

            (c) At the Closing Date, you shall have received the favorable written opinion of McW. Todman & Co., British Virgin Islands counsel for the Company, addressed to the Underwriters, in the form attached hereto as Annex II.

            (d) At the Closing Date, you shall have received the favorable written opinion of the Company's Hong Kong counsel, Wilkinson & Grist, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex III.

            (e) At the Closing Date, you shall have received the favorable written opinion of the Company's PRC counsel, Jingtian Law Firm, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex IV.

            (f) At the Closing Date, you shall have received the favorable written opinion of such counsel for each of the Selling Shareholders as specified in Annex V, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex V.

            (g) (i) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to Bear Stearns and to Underwriters' Counsel, and (ii) the Underwriters shall have received from Underwriters' counsel a favorable written opinion, dated as of the Closing Date, with respect to the incorporation of the Company, the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as Bear Stearns may require, and (iii) the Company shall have furnished to Underwriters' counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            (h) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting
(x) the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries taken as a whole; (y) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

            (i) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter from Grant Thornton, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel and a comfort letter from Deloitte Touche Tohmatsu, independent public accountants of the Company during the period from 1998 to 2001, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' Counsel.

            (j) You shall have received from Grant Thornton a letter stating that in its management letter with respect to its audit of the financial statements of the Company and its Subsidiaries for the year ended December 31, 2002 Grant Thornton did not report any material weaknesses.

            (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company and the Subsidiaries taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of the Subsidiaries, the effect of which, in any such case described above, is, in the judgment of Bear Stearns, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

            (l) Bear Stearns shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company that is listed Schedule III and each Selling Shareholder, in each case substantially in the form attached hereto as Annex VI.

            (m) At the Closing Date, the Shares shall have been approved for listing on the NYSE.

            (n) At the Closing Date, you shall have received a certificate of an authorized representative of the Selling Shareholders, dated the Closing Date, to the effect that the representations and warranties of the Selling Shareholders set forth in Section 2 hereof are accurate and that each of the Selling Shareholders has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

            (o) Each Selling Shareholder shall have completed the transactions contemplated by this Agreement and its Custody Agreement, including, without limitation, delivering the Shares that it is obligated to sell to the Custodian.

            (p) On or prior to the Closing Date, you shall have received a properly completed and executed United States Treasury Department Form W-8 from each Selling Shareholder.

            (q) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to Bear Stearns and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by Bear Stearns at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by Bear Stearns at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

      8. Indemnification.

            (a) The Company and the Selling Shareholders, each jointly and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Bear Stearns expressly for use therein and; provided further, however, that in no such case shall any Selling Shareholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount but before deducting other expenses) applicable to the Shares sold by such Selling Shareholder pursuant to the transactions contemplated hereby. The parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have, including but not limited to other liability under this Agreement. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

            (b) Each Selling Shareholder shall further indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to such Selling Shareholder contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact relating to such Selling Shareholder required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Selling Shareholders will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Bear Stearns expressly for use therein (the parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in the last sentence of Section 1(b) hereof); and; provided further, however, that in no such case shall any Selling Shareholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount but before deducting other expenses) applicable to the Shares sold by such Selling Shareholder pursuant to the transactions contemplated hereby. The foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability that any Selling Shareholder may otherwise have including under this Agreement. The Company and such Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

            (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

            (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnified parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties). No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and
(y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

      9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and each Selling Shareholder, any contribution received by the Company and/or any Selling Shareholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company and/or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, each Selling Shareholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, each Selling Shareholder and one or more of the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, each Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, each Selling Shareholder and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Selling Shareholder bears to (y) the underwriting discount or commissions received by the respective Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company, any Selling Shareholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, a Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters, agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and any Selling Shareholder, as applicable, subject in each case to clauses (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this
Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

      10. Underwriter Default.

            (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by Bear Stearns pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns in its sole discretion shall make.

            (b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, Bear Stearns may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default Bear Stearns does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 12 and 13) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

            (c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Bear Stearns or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

      11. Selling Shareholder Default.

            (a) If any Selling Shareholder or Selling Shareholders shall default in its or their obligation to sell and deliver any Shares hereunder, then Bear Stearns may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 6, 8, 9, 12 and 13 hereof shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

            (b) In the event that such default occurs and the Company and Underwriters agree to proceed with the Offering, then the Underwriters may, at the option of Bear Stearns, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date or Additional Closing Date, as the case may be, for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable; and in no event shall the Company be obligated to increase the number of Shares it is required to sell hereunder.

      12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Shareholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or of the Selling Shareholders submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in
Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or any Selling Shareholder, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9, 12 and 13 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10, 11 or 13 hereof.

      13. Effective Date of Agreement; Termination.

            (a) This Agreement shall become effective upon the later of (i) receipt by Bear Stearns and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by Bear Stearns notifying the Company. Notwithstanding any termination of this Agreement, the provisions of this Section 13 and of Sections 1, 2, 6, 8, 9, 12 and 14 through 19, inclusive, shall be in full force and effect at all times after the execution hereof.

            (b) Bear Stearns shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of Bear Stearns will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on The New York Stock Exchange ("the NYSE") or the Nasdaq National Market ("Nasdaq") shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority in the United States or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) (i) if the United States becomes engaged in hostilities or there is an escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in the judgment of Bear Stearns, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

            (c) Any notice of termination pursuant to this Section 13 shall be in writing to the Company and the Selling Shareholders.

            (d) If this Agreement shall be terminated prior to the Closing Date pursuant to any of the provisions hereof (other than pursuant to (i) notification by Bear Stearns as provided in Section 13(a) hereof or (ii) Section 10(b) hereof), or if the sale of the Firm Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied (other than the delivery of the opinion of Underwriters' Counsel where such opinion is otherwise deliverable) or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by Bear Stearns, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

      14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

            (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter:

                    Bear, Stearns & Co. Inc.
                    Equity Capital Markets Desk
                    383 Madison Avenue
                    New York, New York  10017
                    Attention:       Stephen Parish, Senior Managing Director
                    Telephone:       (212) 272-4850
                    Facsimile:       (212) 272-3485
                    with a copy to Underwriter's Counsel at:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    Suite 1100
                    525 University Avenue
                    Palo Alto CA,  94301
                    Attention:       Gregory C. Smith, Esq.
                    Telephone:       (650) 470-4500
                    Facsimile:       (650) 470-4570

            (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company:

                    Nam Tai Electronics, Inc.
                    15th Floor
                    China Merchants Tower
                    Shun Tak Center
                    168-200 Connaught Road Central
                    Hong Kong
                    Attention:       Mr. M.K. Koo
                    Telephone:       (852) 2341-0273
                    Facsimile:       (852) 2341-4164

                    with a copy to its counsel:

                    White & Case LLP
                    1155 Avenue of the Americas
                    New York, New York  10036
                    Attention:       Kevin Keogh, Esq.
                    Telephone:       (212) 819-8227
                    Facsimile:       (212) 354-8113

            (c) if sent to the Selling Shareholders, shall be mailed, delivered, or faxed and confirmed in writing to the Custodian c/o the Company, with a copy to:

                    [_____________]

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

      15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

      16. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York but without regard to principles of conflicts of laws. The Company and the Selling Shareholders irrevocably (a) submit to the jurisdiction of any court of the State of New York or the United State Federal District Court of the Southern District of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum, (f) irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in the British Virgin Islands. Each of the Company and the Selling Shareholders hereby irrevocably designate CT Corporation System Inc. ("CT Corporation"), 111 Eighth Avenue, New York New York 10011 as agent upon whom process against the Company or any Selling Shareholder may be served. Each of the Company and each Selling Shareholder represents to each Underwriter that it has notified CT Corporation of such designation and that CT Corporation has accepted the same in writing. Each of the Company and each Selling Shareholder further agrees that, to the extent permitted by law, service of process upon CT Corporation and written notice of said service to the Company or such Selling Shareholder, as the case may be, mailed by first class airmail or delivered to it at the address specified in Section 14 shall be deemed in every respect effective service of process upon the Company or such Selling Shareholder, as the case may be, in any such suit or proceeding. Each of the Company and each Selling Shareholder further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designation and appointment in full force and effect for five years from the Closing Date or Additional Closing Date, if any, in the case of the Company. THE COMPANY AND EACH SELLING SHAREHOLDER (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS IF SUCH PARTY IS NOT A NATURAL PERSON) AND EACH OF THE UNDERWRITERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

      17. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and each of the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

      18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

      19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      20. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.


                            [Signature Page Follows]

            If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                       Very truly yours,

                                       Nam Tai Electronics, Inc.


                                       By: _____________________________________
                                           Name:
                                           Title:


                                       M.K. Koo
                                       Tadao Murakami
                                       Li & Chui (BVI) Holdings Ltd.

                                       By: _____________________________________
                                           Name:
                                           Title:   As Attorney-in-Fact for the
                                                    Selling Shareholders

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
MERRILL LYNCH, PIERCE,
FENNER & SMITH INCORPORATED

By:  Bear, Stearns & Co. Inc.

By: ___________________________________
    Name:
    Title:

On behalf of themselves and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I

                                         TOTAL NUMBER OF              NUMBER OF ADDITIONAL SHARES
                                         FIRM SHARES TO                     TO BE PURCHASED IF
        UNDERWRITER                       BE PURCHASED                 OPTION IS FULLY EXERCISED
        -----------                       ------------                 -------------------------
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner &
     Smith Incorporated

             Total.............             9,000,000                          1,350,000
                                            =========                          =========

                                   SCHEDULE II

                                                                    NUMBER OF ADDITIONAL
                                           NUMBER OF FIRM                  SHARES
        SELLING SHAREHOLDER               SHARES TO BE SOLD              TO BE SOLD
        -------------------               -----------------              ----------
            [M.K. Koo]                      [1,800,000]
        [Tadao Murakami]                     [750,000]
[Li & Chui Holdings (BVI) Ltd.]              [450,000]

          Total.................              3,000,000                   1,350,000
                                            ===========                   =========

                                  SCHEDULE III

M.K. Koo
Peter R. Kellogg
I.A.T Reinsurance Syndicate Ltd.
Li & Chui Holdings (BVI) Ltd.
Joseph Li
Ivan Chui
Tadao Murakami
Charles Chu
Stephen Seung
Dr. Wing Yan (William) Lo
Mark Waslen

                                    EXHIBIT A

                                  SUBSIDIARIES

Jetup Electronic (Shenzhen) Company Limited
Jieda Electronics (Shenzhen) Company Limited
J.I.C. Electronics Company Limited
J.I.C. Enterprises (Hong Kong) Limited
J.I.C. Group (B.V.I.) Limited
J.I.C. Technology Company Limited
Mate Fair Group Limited
Nam Tai Electronic & Electrical Products Limited
Nam Tai Electronic (Shenzhen) Company Limited
Nam Tai Group Management Limited
Nam Tai Telecom (Hong Kong) Company Limited
Namtek Software Development Company Limited
Shenzhen Namtek Company Limited
Zastron Electronic (Shenzhen) Company Limited

                                    EXHIBIT B

                            FORM OF CUSTODY AGREEMENT
                                     FOR THE
                            SALE OF COMMON SHARES OF
                            NAM TAI ELECTRONICS, INC.

Nam Tai Electronics, Inc.
15th Floor, China Merchants Tower
Shun Tak Center
168-200 Connaught Road Central
Hong Kong
Attention:

Ladies and Gentlemen:

            This Custody Agreement ("Agreement") is executed by the undersigned shareholder (the "Selling Shareholder") in connection with and in furtherance of a proposed public offering (the "Public Offering") of shares of Common Shares, par value $0.01 per share (the "Common Shares"), of Nam Tai Electronics, Inc., a company organized and existing under the laws of the British Virgin Islands (the "Company"). The proposed underwritten Public Offering will be effected pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and among the Company, the Selling Shareholder, other Selling Shareholders and Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives on behalf of a group of underwriters (the "Underwriters"). In connection with the Public Offering [ ], has been appointed as the Transfer Agent (the "Transfer Agent") for the Common Shares. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed to them in the Underwriting Agreement.

            The Selling Shareholder proposes to sell up to the aggregate number of Firm Shares listed opposite the Selling Shareholder's name on Schedule II to the Underwriting Agreement (collectively, the "Firm Shares") to the Underwriters for reoffering of the Firm Shares together with shares of Common Shares to be purchased by the Underwriters from the Company, and up to the aggregate number of Additional Shares, if any, listed opposite the Selling Shareholder's name on
Schedule II to the Underwriting Agreement (collectively, the "Additional Shares" and, together with the Firm Shares, the "Shares").

            In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints the Company as custodian (the "Custodian") and herewith deposits or will cause to be deposited with the Custodian one or more certificates representing shares of Common Shares which share certificates together represent not less than the total number of Shares to be sold by the undersigned to the Underwriters in the Public Offering, which number is set forth on Schedule I hereto. The Custodian is hereby authorized, in its capacity as custodian, to take delivery of the certificates or instruments set forth on Schedule I hereto to be completed and delivered with this Agreement by the Selling Shareholder, which certificates or instruments represent such shares of the Common Shares held by the Selling Shareholder that will constitute the Shares to be sold by the Selling Shareholder (collectively, the "Certificates"). Each such Certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the Certificate or Certificates deposited herewith, (b) to deliver or to authorize the Transfer Agent to deliver the Certificate or Certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement and
(c) to return or cause the Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Shares represented by any Certificate deposited hereunder that are not sold pursuant to the Underwriting Agreement.

            The Custodian's acceptance hereof by the execution of this Agreement shall constitute an acknowledgement by the Custodian of the receipt of the Certificates herein referred to, shall constitute an acceptance by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with the provisions hereof. The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by the Custodian hereunder or under the Underwriting Agreement that in good faith the Custodian shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

            Concurrently with the execution of this Agreement, the Selling Shareholder has executed and delivered a Power of Attorney (a "Power of
Attorney") naming [              ] of the Company and [             ], or either
of them acting singly or together, as attorney-in-fact (each, an "Attorney-in-Fact") to act for the Selling Shareholder in connection with the sale by the Selling Shareholder of the Shares pursuant to a Registration
Statement (the "Registration Statement") on Form F-3 (File No. 333-         )
under the United States Securities Act of 1933, as amended, including the taking of certain actions on behalf of the Selling Shareholder pursuant to the Underwriting Agreement, a preliminary draft of which has been delivered to the Selling Shareholder.

            In order to secure the performance of the Underwriting Agreement and the sale thereunder of the Shares, the Selling Shareholder agrees with the Custodian as follows:

      1. The Selling Shareholder hereby appoints the Custodian to act as the Selling Shareholder's agent as provided herein and the Custodian hereby accepts such appointment. The Custodian shall act in accordance with the instructions set forth in this Agreement and any further instructions given to it by written instrument signed by the Selling Shareholder acting through the Attorney-in-Fact.

      2. The Selling Shareholder agrees that all Shares represented by the Certificates deposited hereunder are subject to the interest of the Underwriters and the Company for the purpose of completing the transactions contemplated by the Underwriting Agreement and the interests of the Attorney-in-Fact (in their capacities as such) under the Power of Attorney; the powers and authority hereby granted are irrevocable and shall not be terminated by any act of the Selling Shareholder, or by operation of law, whether by the termination, liquidation, winding up or dissolution of the Selling Shareholder, or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder). If, after the execution hereof, the Selling Shareholder should be dissolved or liquidated, or if any other event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Agreement, the Custodian is nevertheless authorized and directed to deal with the Certificates deposited hereunder or the certificates issued in exchange therefor and to do all things herein provided for in accordance with the terms and conditions hereof as if the termination, liquidation, winding up or dissolution of the Selling Shareholder or other event had not occurred regardless of whether or not the Custodian shall have received notice thereof. This Agreement shall be binding upon the successors and assigns of the Selling Shareholder.

      3. Until the first to occur of (i) the Additional Closing Date (as defined in the Underwriting Agreement) with respect to the Shares sold by the Selling Shareholder, or (ii) the termination of this Agreement pursuant to paragraph 5 below, the Custodian shall hold the Certificates and related stock power and written instrument(s) of transfer in safekeeping.

      4. Upon each of the Closing Date and the Additional Closing Date, if any, the Custodian is authorized and directed, upon the instructions of the Attorney-in-Fact, to cause the number of the Selling Shareholder's Shares to be sold, to be transferred on the books of the Company, and to issue certificates, free of any restrictive legend, representing such Shares to the Underwriters in the name of such person or persons, in such denominations and at such time as the Underwriters shall direct, and the Company in its capacity as Custodian shall, or shall cause the Transfer Agent to, deliver, upon the instructions of the Attorney-in-Fact, such new certificates on such Delivery Date to the Underwriters for the accounts of the Underwriters; provided that such delivery shall be against payment to the Custodian or to the Attorney-in-Fact, as they direct, of the aggregate purchase price to be paid by the Underwriters to the order of the Selling Shareholder in the amount and the manner specified in the Underwriting Agreement. If payment is made to the Attorney-in-Fact, the Attorney-in-Fact shall deposit such payment with the Custodian, and the Custodian shall dispose of such funds as hereinafter provided.

      5. Notwithstanding any other provision of this Agreement to the contrary, this Agreement shall terminate forthwith upon (i) the termination of the Underwriting Agreement, with respect to the Selling Shareholder in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed or (iii) the failure of the Underwriters to execute the Underwriting Agreement by September 30, 2003. Upon any such termination of this Agreement, the Custodian is authorized and directed to return to the Selling Shareholder the Certificates delivered herewith, together with any related stock powers and written instrument(s) of transfer, if still in possession of the Custodian hereunder.

      6. Until payment in full has been made for the number of Shares that are sold pursuant to the provisions of the Underwriting Agreement, the Selling Shareholder shall remain the record and beneficial owner of the Shares deposited hereunder and shall have all the rights of a shareholder of the Company with respect to the Shares, including the right to receive dividends attributable to the Shares and to vote all of the Shares.

      7. It is understood that the Underwriters intend to reoffer the Shares to the public at a price per share that is higher than the price per Share paid to the Selling Shareholder. In addition, it is understood that the Selling Shareholder shall have no liability for the fees and expenses of the Custodian except as provided in paragraph 8 hereof.

      8. The Custodian is further authorized in its discretion to advance funds for the account of the Selling Shareholder for the purchase of any share transfer stamps or the payment of any share transfer tax required in connection with the sale of any of the Selling Shareholder's Shares to the Underwriters and to reimburse itself for the cost of such stamps and tax, if any, out of the purchase price received by it for such Shares.

      9. After making the payments provided for in paragraph 8 above, the Custodian is directed (a) to remit to the Selling Shareholder the balance of the purchase price received by it in respect of the Selling Shareholder's Shares sold by the Selling Shareholder and (b) to return to the Selling Shareholder a certificate or certificates for Shares, if any, registered in the same manner as the Certificates delivered to it herewith, for any of the Selling Shareholder's Shares that are not sold pursuant to the Underwriting Agreement within 30 days following the date the Underwriting Agreement is executed.

      10. The Custodian's acceptance hereof by the execution of this Agreement shall constitute an acceptance by it of the authorization herein conferred, and shall evidence its agreement to carry out and perform this Agreement in accordance with the provisions hereof; subject, however, to the following:

            (a) The Custodian shall have no duties except those expressly set forth herein; without limiting the generality of the foregoing, the Custodian shall not have responsibility for the validity of any agreement referred to herein or for the performance of any such agreement by any party thereto or for the interpretation of any of the provisions of any such agreement.

            (b) The Custodian shall have no responsibility with respect to the application or use of any funds paid by it as herein provided and no interest shall be payable by it on any funds at any time held hereunder.

            (c) The Selling Shareholder agrees that the Custodian is acting under this Agreement solely as the agent of the Selling Shareholder, that the Custodian is not acting in a fiduciary capacity to the Selling Shareholder and shall not be liable for any action taken hereunder, for any failure to act hereunder or for any other reason except gross negligence or willful misconduct. The Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith in accordance with the foregoing instructions.

            (d) The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by it hereunder or under the Underwriting Agreement which in good faith it shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

            (e) In no event shall the Custodian be responsible for the acts of the Attorneys-in-Fact or of the Underwriters nor shall it be required to take any action whatsoever on behalf of the Selling Shareholder or otherwise to enforce the rights or claims of the Selling Shareholder against the Underwriters or the Attorney-in-Fact.

            The Custodian shall not be bound by any waiver, modification or amendment hereof unless in writing and signed by the Attorney-in-Fact and, if its duties hereunder are affected, unless the Custodian also shall have given its written consent thereto.

      11. The Selling Shareholder hereby represents and warrants to the Custodian that: (a) it has, and at the time of delivery of the Shares to the Underwriters it will have, full power and authority to enter into this Agreement, the Underwriting Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of the Selling Shareholder and are enforceable against the Selling Shareholder in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally from time to time in effect and may be subject to the application of equitable principles and the enforceability of equitable remedies.

      12. The execution, delivery and performance of this Agreement by the Selling Shareholder:

            (a) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained; and

            (b) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Agreement), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

      13. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law provisions thereof which might apply the laws of any other jurisdiction.

      14. All notices, requests and other communications hereunder shall be in writing and shall be deemed to be duly given at the time of delivery or mailing if delivered or mailed by first-class mail, postage prepaid, return receipt requested and (a) if to the Underwriters, addressed as provided in the Underwriting Agreement, (b) if to the Selling Shareholder, addressed to the
Selling Shareholder as follows:                                     , Attention:
[            ] or (c) if to the Custodian, addressed as provided in the
Underwriting

Agreement for the Company, provided that any notice or communication to the Custodian shall not be effective until actually received by the Custodian.

      15. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      16. If any provision of this Agreement is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Agreement unenforceable to any extent whatsoever.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the undersigned has executed this Agreement as
of the       day of                , 2003.

                                   Name of Selling Shareholder:


                                   --------------------------------------------



                  NOTARY OF SIGNATURE OF SELLING SHAREHOLDER

STATE OF                      )
                              )  ss:
COUNTY OF                     )


            The foregoing instrument was acknowledged before me this        day
of                 , 2003 by                                       . He/she
personally appeared before me, is personally known to me, or provided employment ID as identification.

                                     Notary:
                                            ------------------------------------
[NOTARIAL SEAL]                      Print Name:
                                                --------------------------------
                                     Notary Public, State of
                                                             -------------------
                                     My commission expires:
                                                           ---------------------

                           ACCEPTANCE BY THE CUSTODIAN

            Nam Tai Electronics, Inc. hereby acknowledges receipt of the Certificates described in this Agreement (and in the form described herein) and hereby agrees to act in accordance with the terms of this Agreement.

Dated:                    , 2003     NAM TAI ELECTRONICS, INC.



                                     By:
                                           -------------------------------------
                                           Name:
                                           Title:


                          SEE THE ATTACHED INSTRUCTIONS

                                  INSTRUCTIONS

             FOR COMPLETING THE CUSTODY AGREEMENT (THE "AGREEMENT")

      A. Please complete and return the Agreement and share certificates as set forth in paragraph D below. A copy of the Agreement will be returned to you at your request.

      B. Complete Schedule I attached to the Agreement.

      C. The Agreement and each stock power included therewith must be executed by you, with your signature on the Agreement and the accompanying stock powers guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the New York Stock Exchange. Please sign the stock powers and the Agreement exactly as your name appears on your share certificate(s).

      D. Share certificate(s), each with stock powers attached, along with an executed and completed copy of the Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

            [          ]
            Attention:  [          ]
            Telephone:  [          ]
            Facsimile:  [          ]

IF SENT BY OVERNIGHT COURIER, IT IS RECOMMENDED THAT THE EXECUTED STOCK POWERS BE SENT UNDER SEPARATE COVER FROM THE CERTIFICATE(S).

      E. If the share certificate(s) that you submit represent a greater number of Shares than the aggregate number of Shares which you agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of Shares (as such term is defined in the Underwriting Agreement) by the Underwriters, a share certificate, as the case may be, for the excess number of shares.

      F. Please contact [          ] at Nam Tai Electronics, Inc., 15th Floor,
China Merchants Tower, Shun Tak Center, 168-200 Connaught Road Central, Hong Kong, at [1-800-661-8831], if any information or representation included in the Agreement or the Underwriting Agreement should change, or if you become aware of any new information, at any time prior to the closing of the sale of Shares.

                                   SCHEDULE I

                  LIST OF CERTIFICATES REPRESENTING THE SHARES
                           BEING HELD BY THE CUSTODIAN

                              NUMBER OF SHARES OF          NUMBER OF COMMON
                           COMMON SHARES REPRESENTED       SHARES FROM THIS
   CERTIFICATE NUMBER         BY THIS CERTIFICATE       CERTIFICATE TO BE SOLD
   ------------------         -------------------       ----------------------
                                      [ ]                         [ ]

                                    EXHIBIT C

                        FORM OF DURABLE POWER OF ATTORNEY
                                     FOR THE
                            SALE OF COMMON SHARES OF
                            NAM TAI ELECTRONICS, INC.

            The undersigned stockholder (the "Selling Shareholder"), in connection with and in furtherance of a proposed public offering (the "Public Offering") of shares of Common Shares, $0.01 par value per share (the "Common Shares"), of Nam Tai Electronics, Inc., a company organized and existing under the laws of the British Virgin Islands (the "Company"), propose to sell up to the aggregate number of shares of Firm Shares listed opposite the Selling Shareholder's name on Schedule II to the Underwriting Agreement (as defined below) (collectively, the "Firm Shares") and up to the aggregate number of Additional Shares, if any, listed opposite the Selling Shareholder's name on
Schedule II to the Underwriting Agreement (collectively the "Additional Shares" and, together with the Firm Shares, the "Shares"). The Shares are to be sold in the Public Offering to a group of underwriters (the "Underwriters") represented by Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, (the "Representatives"), pursuant to an underwriting agreement to be entered into by and among the Company, the Representatives on behalf of the Underwriters, the Selling Shareholder and other Selling Shareholders named therein (the "Underwriting Agreement"), at a price and on terms to be set forth in the Underwriting Agreement.

            It is understood that at this time there is no commitment on the part of the Underwriters to purchase any of the Shares from the Selling Shareholder, and there is no assurance that a Public Offering of the Shares will take place. Any sale and purchase of the Shares will be upon such terms and subject to such conditions as shall be contained in the Underwriting Agreement. Certificates representing the Shares are being deposited with the Company as custodian (the "Custodian"), pursuant to a Custody Agreement of even date herewith between the Selling Shareholder and the Custodian (the "Custody Agreement").

                                    ARTICLE I

            The Selling Shareholder hereby irrevocably makes, constitutes and
appoints [               of the Company] and [              ] as the Selling
Shareholder's true and lawful agent and attorney-in-fact (said persons, or either of them acting singly, being referred to herein as the "Attorney-in-Fact"), to act together or alone, with full power of substitution and full authority, in the name, place and stead and for and on behalf of the Selling Shareholder with respect to all matters arising in connection with the sale by the Selling Shareholder of the Selling Shareholder's Shares in connection with the Public Offering, including, but not limited to, the power and authority to do or cause to be done any of the following matters:

            1.1 To do all things necessary to sell, assign, transfer and deliver to the Underwriters, for and on behalf of the Selling Shareholder, all or any portion of the Shares pursuant to the terms of the Underwriting Agreement, at the purchase price set forth in the Underwriting Agreement, such Shares being represented by the certificate(s) deposited by or on behalf of the Selling Shareholder with the Custodian.

            1.2 For the purpose of effecting such sale: (i) to negotiate, prepare, execute, carry out, deliver, and comply with, all of the provisions of the Underwriting Agreement and any amendments or supplements thereto, to exercise any power conferred upon, and to take any action authorized to be taken by, the Selling Shareholders pursuant to the Underwriting Agreement in the sole and absolute discretion of the Attorneys-in-Fact, and, subject to paragraphs
1.11 and 2.8 of this Power of Attorney, to agree to or refrain from agreeing to, in such Attorneys-in-Fact's sole discretion, on behalf of the Selling Shareholder, the terms and conditions thereof (including, without limitation, the execution and delivery of the certificates of the Selling Shareholder referenced in paragraph 1.8 hereof, the per Share price to be paid by the Underwriters, representations, warranties, agreements and indemnities of the Selling Shareholder, and provisions concerning the Public Offering of Common Shares by the Underwriters), such agreement and approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the Selling Shareholder. The Selling Shareholder hereby acknowledges and confirms that he has received and reviewed the draft form of the Underwriting Agreement furnished herewith to him (which form is referred to herein as the "Draft Underwriting Agreement"), and that such Draft Underwriting Agreement may be revised prior to the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, the Company or the Underwriters; and (ii) to execute and deliver any amendment or amendments to the Custody Agreement and to alter or modify any of the terms thereof.

            1.3 To negotiate, determine and agree upon (a) the price at which the Shares will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement, (b) the underwriting discount with respect to the Shares, and (c) the price at which the Shares will be sold to the Underwriters by the Selling Shareholders pursuant to the Underwriting Agreement, which prices and discounts per share shall be the same as the prices and discounts per share, respectively, for the Common Shares sold by the Company and the other Selling Shareholders to the Underwriters pursuant to the Registration Statement.

            1.4 To use such Attorney-in-Fact's best efforts, but subject to paragraph 1.11 below, to arrange for, prepare or cause to be prepared a Registration Statement on Form F-3 (the "Registration Statement") under the United States Securities Act of 1933, as amended (the "Securities Act"), including one or more Prospectuses (together, the "Prospectus"), relating to the offering and sale of Common Shares of the Company of which the Shares are a part and all amendments thereto and to take all appropriate action with respect to the Registration Statement, including requesting acceleration of the effectiveness of the Registration Statement on behalf of the Selling Shareholder, advising the Securities and Exchange Commission (the "Commission") of the reasons why the Selling Shareholder is offering the Shares, acknowledging that the Registration Statement has received summary, cursory or no review by the Commission and executing all such documents, letters and consents as may in the discretion of the Attorney-in-Fact be necessary or desirable in connection therewith, and to join, in such Attorney-in-Fact's sole discretion, with the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration. The Registration Statement will be generally in the form of the Registration Statement filed on Form F-3 with the Commission on
            , 2003 (File No. 333-          ), but with such corrections,
additions or changes as the Company and/or the Attorney-in-Fact may deem appropriate or as may be requested by the

Commission, the National Association of Securities Dealers, Inc. or state securities commissioners.

            1.5 To incur any necessary or appropriate expense in connection with the sale of Shares (including, without limitation the retention of legal counsel, which may be counsel for the Company, in connection with any and all matters referred to herein, to advance funds for and on behalf of the Selling Shareholder and to cause to be paid (whether by deducting from the offering proceeds to the Selling Shareholder or otherwise) all costs and expenses payable by the Selling Shareholder, if any, pursuant to the provisions of the Underwriting Agreement, this Power of Attorney, the Custody Agreement or any other agreement between the Selling Shareholder and the Company, including any applicable shares transfer taxes chargeable to the Selling Shareholder, all in the discretion of the Attorney-in-Fact.

            1.6 To make any assurances, communications and reports for and on behalf of the Selling Shareholder to the Underwriters or the Custodian that may be necessary or appropriate to facilitate the sale and delivery of the Shares or to effect the registration of the Shares under the securities laws of any jurisdiction.

            1.7 To execute, acknowledge and deliver with the appropriate authorities such requests, consents, agreements, documents, orders, receipts, requests, notices, instructions, letters, writings and statements, and to take any and all steps as may be deemed appropriate in connection with the registration or qualification under the securities and blue-sky laws of the various jurisdictions, domestic or foreign, in which the Shares are to be sold by the several Underwriters pursuant to the Underwriting Agreement, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable.

            1.8 Subject to paragraphs 1.11 and 2.8 below, to execute, verify and deliver to the Underwriters at the Closing Date and, with respect to the Additional Shares, the Additional Closing Date, (each as defined in the Underwriting Agreement) for and on behalf of the Selling Shareholder, the certificates of the Selling Shareholder required by the Underwriting Agreement with respect to the accuracy as of the Closing Date and, with respect to the Additional Shares, the Additional Closing Date of the representations of the Selling Shareholder set forth in the Underwriting Agreement and this Power of Attorney and the compliance with and the performance by the Selling Shareholder of all of the agreements set forth in the Underwriting Agreement to be performed or complied with by the Selling Shareholder at or prior to the Closing Date and the Additional Closing Date.

            1.9 To instruct the Company and the Custodian on all matters pertaining to the sale of Shares and delivery of certificates therefore, and to cause the Custodian, or the Company's transfer agent (the "Transfer Agent"), to receive and hold for transfer upon instructions from the Attorney-in-Fact, certificate(s) for the Shares placed in custody with the Custodian, and upon receipt of such instructions, to transfer such Shares and deliver new certificates therefor to the Attorney-in-Fact for delivery to the several Underwriters or to deliver the Shares to the Transfer Agent, for transfer pursuant to the instructions of the Underwriters; and, if necessary, to endorse (in blank or otherwise) in the name of the Selling Shareholder, the certificate or certificates representing Shares deposited with the Custodian or shares powers attached or to be attached to the certificate or certificates, if required by either the Custody Agreement or the Underwriting Agreement.

            1.10 To sell to the Underwriters less than all of the Shares, in accordance with separate written instructions, if any, by the Selling Shareholder as to which of the Shares are to be sold first (which instructions, if any, shall be specified on Schedule I to the Custody Agreement), if requested to do so by the Underwriters in accordance with the Underwriting Agreement, and in the event of a sale of such lesser number of Shares, to instruct the Transfer Agent to issue and/or return certificates representing the balance of the Shares of the Selling Shareholder in excess of those Shares being sold pursuant to the Underwriting Agreement in the name of the Selling Shareholder and to deliver any such certificates to the Attorney-in-Fact for redelivery to the Selling Shareholder following the Closing Date and, with respect to the Additional Shares, the Additional Closing Date.

            1.11 Otherwise, to take all actions and do all things, including the execution and delivery of all documents necessary, appropriate, required, contemplated or deemed advisable by the Attorney-in-Fact, relating to, and generally to act for and in the name of the Selling Shareholder with respect to the sale and delivery of the Shares to, and the re-offering of the Shares by, the Underwriters, as well as the delivery of the Shares and receipt of payment for the Shares by or on behalf of the Selling Shareholder as fully as the Selling Shareholder could if then personally present and acting, including, without limitation, endorsement on behalf of the Selling Shareholder of certificates representing the Shares, to receive payment for the Shares and to deduct therefrom the Selling Shareholder's share, if any, of the offering expenses to the extent payable by the Selling Shareholder pursuant to the Underwriting Agreement, except that the Attorney-in-Fact is not empowered to (and agrees that it will not):

                  (i) enter into any covenants, representations, warranties or indemnities on behalf of any Selling Shareholder, other than those covenants, representations, warranties and indemnities set forth in the Underwriting Agreement and the certificates contemplated thereby as provided by paragraphs
1.2 and 1.8 above or otherwise as specifically authorized herein, and

                  (ii) furnish any information regarding any Selling Shareholder for use in the Registration Statement (including, without limitation, any preliminary prospectus or any prospectus contained in the Registration Statement) without the consent of the Selling Shareholder.

            If the Attorney-in-Fact should receive the purchase price of any Selling Shareholder's Shares to be purchased by the Underwriters pursuant to the Underwriting Agreement, the Attorney-in-Fact will immediately deposit the amount of the purchase price so received with the Custodian under the Custody Agreement for disposition by the Custodian as provided in the Custody Agreement.

                                   ARTICLE II

            The Selling Shareholder hereby represents and warrants to, and agrees with, the other Selling Shareholders, the Company, the Attorney-in-Fact, the Custodian and the Underwriters that:

            2.1 The Selling Shareholder has all right, power and authority to enter into this Power of Attorney, the Underwriting Agreement and the Custody Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the sale, assignment, transfer and delivery of the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement. Each of this Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes the valid and binding instrument or agreement of the Selling Shareholder enforceable in accordance with its terms except as such enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with the Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

            2.2 The execution, delivery and performance of this Power of Attorney by the Selling Shareholder (i) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained and (ii) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Power of Attorney), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

            2.3 The Selling Shareholder has, and immediately prior to the delivery of any Shares to the Underwriters will have, good and valid title to the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims of any nature, and full right, power and authority to sell, assign, transfer and deliver such Shares, subject only to the Underwriting Agreement, this Power of Attorney and the Custody Agreement; and upon delivery of such Shares and payment therefor pursuant to the Underwriting Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims of any nature, will pass to the several Underwriters.

            2.4 The attention of the Selling Shareholder has been directed to the rules of the Commission which prohibit the Selling Shareholder from bidding for or purchasing any shares of the Common Stock of the Company, or attempting to induce anyone else to bid for or purchase such shares, or taking any other action which might tend to stabilize or manipulate the price of the Common Stock, until the distribution of Common Stock pursuant to the Registration Statement has been completed. The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            2.5 In connection with the sale of the Selling Shareholder's Shares to the Underwriters, the Selling Shareholder has not distributed and will not distribute any offering material other than that permitted by the Securities Act.

            2.6 The Selling Shareholder has duly executed and placed in custody all of the documents to be delivered to the Custodian pursuant to the Custody Agreement, which include all of the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement.

            2.7 The Selling Shareholder specifically agrees that the Shares represented by the certificate(s) held in custody for the Selling Shareholder pursuant to the Custody Agreement are subject to the interests of the Company and the Underwriters; and, in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the arrangements made by the Selling Shareholder for such custody, and the appointment by the Selling Shareholder of the Attorney-in-Fact by this Power of Attorney, shall be deemed coupled with an interest and shall be irrevocable subject to Article V hereof. The Selling Shareholder specifically agrees that the obligations of the Selling Shareholder pursuant to the Underwriting Agreement shall not be terminated by operation of law, whether by the termination, liquidation, winding up, or dissolution of the Selling Shareholder or by the occurrence of any other event, (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder, or the termination of any trust or estate for which the Selling Shareholder is acting as a fiduciary) subject to Article V hereof. If, after the execution hereof, the Selling Shareholder, if not a natural person, should be terminated, liquidated, wound up or dissolved, or if any other similar event should occur (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder) before the delivery of the Shares pursuant to the Underwriting Agreement, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to this Power of Attorney shall be as valid as if such termination, liquidation, winding up or dissolution or other event (including, without limitation, the bankruptcy or insolvency of the Selling Shareholder) had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice thereof, subject to Article V hereof. This Power of Attorney shall be binding upon the successors and assigns of the Selling Shareholder.

            2.8 The Selling Shareholder has reviewed the representations and warranties to be made in by it in the Underwriting Agreement, and hereby represents, warrants and covenants that, except as set forth in the succeeding sentence, each of the representations and warranties of the Selling Shareholder in the Underwriting Agreement is, and will be at all times from the date hereof through and including the Closing Date and the Additional Closing Date, true and correct, and will survive the delivery of any payment for the Shares sold pursuant to the Underwriting Agreement. The Selling Shareholder will immediately notify the Attorney-in-Fact, the Company and the Underwriters of the occurrence of any event which shall cause the representations and warranties contained herein or in the Underwriting Agreement not to be true and correct at any time from the date hereof until the later of (A) the completion of the Public Offering or (B) the Closing Date or (C) the Additional Closing Date as provided in the Underwriting Agreement; and, from and after delivery of such notice, the Attorney-in-Fact shall not have any authority hereunder to make or reaffirm, on behalf of the Selling Shareholder, any representation or warranty inconsistent with the information set forth in such notice.

            2.9 The information contained in the preliminary prospectus included in the Registration Statement with respect to the Selling Shareholder is true and correct.

            2.10 The Selling Shareholder has agreed to the terms of the "lock-up" as set forth in Section 7(l) of the Underwriting Agreement.

            2.11 Except as otherwise disclosed in an Officer and Director Questionnaire delivered to the Representatives or the Lead Manager by the Selling Shareholder, the Selling Shareholder is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

            2.12 The Selling Shareholder understands and agrees that it is making the foregoing representations, warranties and agreements for the benefit of, and that such representations, warranties and agreements may be relied upon by the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and may be specifically relied upon by counsel for the Selling Shareholder, which counsel will also be relying upon the factual information set forth in this Power of Attorney, for the purpose of rendering the legal opinions required by the Underwriters as a condition for consummating the sale of the Shares to be sold by the Selling Shareholder.

                                   ARTICLE III

            3.1 Upon execution and delivery of the Underwriting Agreement by the Attorney-in-Fact on behalf of the Selling Shareholder, in accordance with the authority granted hereunder, the undersigned agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who sign the Registration Statement, and each person, if any, who controls any Underwriter or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in Sections 8 and 9 of the Underwriting Agreement.

            3.2 The Selling Shareholder agrees, upon execution and delivery of the Underwriting Agreement by or on behalf of the Selling Shareholder, to be bound by and to perform each and every covenant and agreement therein of the Selling Shareholder as a Selling Shareholder.

            3.3 The Selling Shareholder agrees to deliver to the Attorney-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

            3.4 The Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to the Underwriting Agreement; and the Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital shares, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                                   ARTICLE IV

            The Selling Shareholder agrees that the Attorney-in-Fact shall not be liable for any action taken hereunder, for any failure to act hereunder, or for any other reason except gross negligence or willful misconduct. The Selling Shareholder hereby agrees to indemnify and hold harmless the Attorney-in-Fact from and against any and all loss, damage, liability or expense as incurred which the Attorney-in-Fact may sustain directly or indirectly for any action in connection with this Power of Attorney taken or omitted in good faith or in accordance with an opinion of counsel, who may be counsel for the Company, so long as such loss, damage, liability or expense was or is not due to the Attorney-in-Fact's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. It is understood that the Attorney-in-Fact shall serve entirely without compensation, but will be entitled to reimbursement from the Selling Shareholder for all out-of-pocket expenses incurred by them hereunder.

                                    ARTICLE V

            5.1 This Agreement, the deposit of the Shares pursuant hereto, and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of the Common Shares pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Shares, including the Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to December 31, 2003, and shall remain in full force and effect until that date. The undersigned Selling Shareholder further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned Selling Shareholder or, if the undersigned Selling Shareholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned Selling Shareholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned Selling Shareholder in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

            5.2 Notwithstanding any other provision of this Power of Attorney to the contrary, this Power of Attorney (excluding Article IV) shall terminate forthwith upon (i) the termination of the Underwriting Agreement, with respect to the Selling Shareholder, in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed or (iii) the failure of the Representatives and the Lead Manager to execute the Underwriting Agreement by September 30, 2003. Such termination shall not affect the validity of any lawful action done or performed by the Attorney-in-Fact pursuant hereto prior to such termination. Upon any such termination of this Power of Attorney, the Attorney-in-Fact shall provide written instructions to the Custodian to return the certificate(s) and other documents deposited under the Custody Agreement to the Attorney-in-Fact. The Selling Shareholder directs the Attorney-in-Fact, if this Power of Attorney is terminated as provided herein and after the payment of any expense to be paid or borne by the Selling Shareholder, if any, to redeliver or cause to be redelivered to the Selling Shareholder the certificate(s) and other documents deposited under the Custody Agreement.

                                   ARTICLE VI

            Subject to the provisions of this Power of Attorney, until payment in full for the Shares has been made by the Underwriters to the Custodian or Attorney-in-Fact pursuant to the provisions of the Custody Agreement and the Underwriting Agreement, the Selling Shareholder shall remain the owner of all shares of Common Shares delivered to the Custodian for the purpose of exercising the rights of the Selling Shareholder as a stockholder of the Company.

                                   ARTICLE VII

            7.1 The representations, warranties and agreements of the undersigned Selling Shareholder contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

            7.2 This Power of Attorney is to be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law rules thereof which might apply to the laws of any other jurisdiction.

                                  ARTICLE VIII

            8.1 All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of delivery or mailing if delivered or mailed by first class mail, postage prepaid, return receipt requested and addressed or by Federal Express overnight delivery or facsimile transmission: if to the Selling Shareholder, at the Selling Shareholder's address of record as a holder of Common Shares of the Company or such other address as the Selling Shareholder shall designate by notice hereunder, and if to the Attorney-In-Fact, to [Address], Attention: [ ] with a copy to counsel for the Selling Shareholder at the address provided in the Custody Agreement.

            8.2 The representations, warranties and agreements of the Selling Shareholder contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Power of Attorney.

                                   ARTICLE IX

            The Selling Shareholder ratifies all actions that the Attorney-in-Fact shall do by virtue of this Power of Attorney and all actions provided for herein may be taken by any one of the Attorney-in-Fact.

                                    ARTICLE X

            This Power of Attorney may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by the parties.

                                   ARTICLE XI

            11.1 If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

            11.2 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the Selling Shareholder named below has executed
this Power of Attorney as of the        day of               , 2003.

[Name of Selling Shareholder]
[Address]
Fax:  [               ]
                                           ------------------------------------




                   NOTARY OF SIGNATURE OF SELLING SHAREHOLDER

STATE OF                      )
                              )  ss:
COUNTY OF                     )


            The foregoing instrument was acknowledged before me this        day
of                 , 2003 by                                       . He/she
personally appeared before me, is personally known to me, or provided employment ID as identification.

                                   Notary:
                                          -------------------------------------
[NOTARIAL SEAL]                    Print Name:
                                              ---------------------------------
                                   Notary Public, State of
                                                           --------------------
                                   My commission expires:
                                                         ----------------------

Accepted by the Attorneys-in-Fact
as of the date above set forth


--------------------------------------
Name:



--------------------------------------
Name:

                                     ANNEX I

               FORM OF OPINION THE COMPANY'S UNITED STATES COUNSEL

      1. The Common Shares currently outstanding are listed, and the Shares to be sold under the Underwriting Agreement to the Underwriters are duly authorized for listing, on the New York Stock Exchange.

      2. To such counsel's knowledge, neither the Company nor any of its Subsidiaries owns or leases any property, or conducts any business, in the United States.

      3. To such counsel's knowledge and other than as set forth in the Registration Statement and the Prospectus, there are no United States judicial, regulatory or other legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject that are required to be disclosed in the Registration Statement or the Prospectus and are not so disclosed and, to such counsel's knowledge, no such proceedings are overtly threatened in writing.

      4. The Underwriting Agreement has been duly and validly executed and delivered by the Company to the extent execution and delivery may be determined under New York law.

      5. To such counsel's knowledge, the execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus do not and will not (A) result in a breach of or conflict with any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the express terms of any indenture, mortgage, deed of trust, loan agreement or any other agreement, described in or attached to or incorporated into the Registration Statement, the Prospectus or Form 20-F/A or (B) violate any existing obligation of the Company or any of the Subsidiaries under the express terms of any judgment, decree, order, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body of the United States.

      6. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body of the United States is required for the execution, delivery and performance of the Underwriting Agreement by the Company or consummation by the Company of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, except for (1) such as may be required under state or foreign securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and
(3) such as are required by the NASD (as to which such counsel need express no opinion).

      7. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements, notes thereto and other financial data derived therefrom and included or incorporated by reference therein or omitted therefrom, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements, notes thereto and other financial data derived therefrom and included or incorporated by reference therein or omitted therefrom, as to which no opinion need be rendered) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the rules and regulations.

      8. Based on oral advice from a member of the staff of the Commission, the Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission. All filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

      9. The statements under the captions "Business - Legal Proceedings - Securities Class Actions" and "United States Federal Income Tax Consequences," and in paragraphs 1, 2, 4, 5, 6, 7, 10 and 11 under the caption "Underwriting" in the Registration Statement and the Prospectus insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present such information.

      10. The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      11. To the knowledge of such counsel, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

      12. In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters and their counsel at which the contents of the Prospectus and related matters were discussed and, although such counsel need not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the later of the Closing Date or the

Additional Closing Date, if any, or Prospectus (including the documents incorporated by reference therein and any amendment thereof or supplement thereof made prior to the later of the Closing Date or the Additional Closing Date, if any), on the basis of the foregoing and such counsel's review of such Registration Statement and the Prospectus, no facts have come to the attention of such counsel which cause such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the later of the Closing Date or the Additional Closing Date, if any, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the later of the Closing Date or the Additional Closing Date, if any, as of the date of such amendment or supplement) and as of the Closing Date and the Additional Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements, notes thereto, and other financial data derived therefrom, included or incorporated by reference therein or omitted therefrom).

                                    ANNEX II

         FORM OF OPINION OF THE COMPANY'S BRITISH VIRGIN ISLANDS COUNSEL

      1. The Company is a company duly incorporated with limited liability under the International Business Companies Act (Cap 291) and validly existing and in good standing under the laws of the British Virgin Islands. It is a separate legal entity and is subject to suit in its own name.

      2. The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and the conduct of such business does not and will not conflict with or result in a default, breach (or an event which with notice or lapse of time, or both, would constitute a default) or violation of or under (i) any law or any judgment, decree, order, statute, rule, regulation or permit of any court or any judicial, regulatory or other legal or governmental agency or body in the British Virgin Islands or (ii) the Company's Memorandum and Articles of Association.

      3. The Underwriting Agreement has been duly and validly authorized, executed and delivered and constitutes legal, valid and binding obligations of the Company enforceable in accordance with the terms thereof.

      4. The Company has full right, power and authority to execute and deliver the Underwriting Agreement, to perform its obligations thereunder and to consummate the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement and the Prospectus and as described in the Registration Statement and the Prospectus have been duly and validly taken.

      5. No consent, approval, authorization, permit or order of any court, regulatory body, administrative agency or other governmental body or similar person of or in the British Virgin Islands are required for the execution, delivery and performance by the Company of and the exercise of its rights and the performance of its obligations pursuant to the Underwriting Agreement or the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus, including, without limitation, the issuance and sale of the Shares.

      6. The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement and the Prospectus (including the issuance, sale and delivery of the Shares by the Company and the use of the proceeds from the sale of such Shares) does not and will not (A) to the best of such counsel's knowledge, conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or require consent under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the


                                     AII-1

Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties or assets may be bound, or (B) violate or conflict with, or result in a default or breach (or an event which with notice or lapse of time, or both, would constitute a default) under, any law, statute, rule or regulation of the British Virgin Islands or the Company's Memorandum and Articles of Association or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule, regulation or permit of any court or any judicial, regulatory or other legal or governmental agency or body or similar person of or in the British Virgin Islands.

      7. All of the outstanding Common Shares are duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any pre-emptive or similar rights or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof and no holder thereof is or will be subject to personal liability by reason of being such holder. There are no restrictions upon the voting or transfer of any Common Shares pursuant to the Company's Memorandum or Articles of Association or, to the best of such counsel's knowledge, any other agreement or instrument to which the Company is a party or by which the Company is bound. The Company has taken all corporate action required to authorize its execution, delivery and performance of the Underwriting Agreement and the Company Shares have been duly authorized for issue and sale to the Underwriters by the Company pursuant to its directors' resolutions and the Underwriting Agreement and the Selling Shareholders' Shares are, and the Company Shares will be when delivered in accordance with the Underwriting Agreement and the Company's Memorandum and Articles of Association, legally issued, fully paid and non-assessable, and free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever and will not be issued in violation of or subject to any pre-emptive or similar rights and no holder of the Shares is or will be subject to personal liability by reason of being such a holder.

      8. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. The Common Shares and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

      9. To the best of such counsel's knowledge, other than as disclosed in the Registration Statement and in the Prospectus, there are no outstanding options, warrants, calls, rights or other agreements or commitments with respect to the purchase of any Common Shares of the Company.

      10. To the best of counsel's knowledge, other than as disclosed in the Registration Statement and the Prospectus, the Company is not in violation of
(i) its Memorandum and Articles of Association, (ii) any British Virgin Islands' law, rule, permit, regulation, order, judgment or decree applicable to or binding upon the Company or any of the Subsidiaries or by which any of their respective assets or properties may be bound or affected, and (iii) no default by the Company exists, and no event has occurred that with notice or lapse of time, or both, would constitute a default, in the due performance or observation of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, except (in the case of clauses (ii) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.


                                     AII-2

      11. Any final and conclusive monetary judgment for a definite sum obtained against the Company in the State of New York or the United States Federal District Court, as relevant, in respect of the Underwriting Agreement would be treated by the courts of the British Virgin Islands as a cause of action in itself so that no retrial of the issues would be necessary provided that:

            (a) the Courts of the State of New York or the United States Federal District Court, as relevant, had jurisdiction in the matter and jurisdiction over the parties subject to such judgment;

            (b) the judgment given by the Courts of the State of New York or the United States Federal District Court, as relevant, was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the Company;

            (c) in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given or on the part of the Courts of the State of New York or the United States Federal District Court, as relevant;

            (d) recognition or enforcement of the judgment was not contrary to natural justice; and

            (e) enforcement of the judgment was not contrary to public policy in the British Virgin Islands.

      12. The choice of the law of the State of New York as the proper law of the Underwriting Agreement would be upheld as a valid choice of law by the courts of the British Virgin Islands and applied by such courts in proceedings in relation to the Underwriting Agreement as the proper law thereof and the submission by the Company to the jurisdiction of the courts of the State of New York or the United States Federal District Court, as relevant, and nomination of CT Corporation System Inc, 111 Eighth Avenue, New York New York 10011, as an agent in the State of New York to accept service of process in respect of proceedings before such courts is valid.

      13. The Underwriting Agreement is in proper legal form under the laws of the British Virgin Islands and contains no provision which is contrary to law or public policy in the British Virgin Islands or which would not for any reason be upheld by the courts of the British Virgin Islands. It is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence in proceedings in the British Virgin Islands of the obligations of the Company under the Underwriting Agreement that: (i) it or any other document be notarized, filed, registered, recorded or enrolled with any court or governmental authority in the British Virgin Islands or elsewhere, (ii) any registration fees, stamp or similar duty (other than the payment of court fees in the event of litigation before the courts of the British Virgin Islands) be paid on or in relation to the Underwriting Agreement or other document, or (iii) any consents, authorizations or approvals of any court or governmental authority in the British Virgin Islands be obtained in relation to the Underwriting Agreement or other document.

      14. On the basis of searches conducted at the Registry of Companies and the British Virgin Islands Supreme Court Registry, no currently valid order or resolution for winding up of


                                     AII-3
the Company and no current notice of appointment of a receiver over the Company or any of its assets appears on the records maintained in respect of the Company, but it is to be noted that it is not a requirement that notice of appointment of a receiver be registered with the Registrar of Corporate Affairs or any other public body in the British Virgin Islands.

      15. Service of process in the British Virgin Islands on the Company may be effected by leaving at the Registered Office of the Company the relevant document to be served. On the basis of the information contained in the Memorandum and Articles of Association of the Company, the Registered Office of the Company is at McNamara Chambers, P.O. Box 3342, 116 Main Street Road Town, Tortola, British Virgin Islands.

      16. The Company has the power insofar as British Virgin Islands law is concerned to (A) submit, and pursuant to the Underwriting Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of the United States Federal District Court or any state court in the State of New York, (B) waive, and pursuant to the Underwriting Agreement has legally, validly, effectively and irrevocably waived, any objection to the laying of venue in any court in the State of New York, (C) agree, and pursuant to the Underwriting Agreement has legally, validly, effectively and irrevocably agreed, not to make any pleading or claim that any action, suit or proceeding commenced pursuant to Section 16 of the Underwriting Agreement in the United States Federal District Court or any state court in the State of New York has been brought in an inconvenient forum and (D) agree, and pursuant to the Underwriting Agreement has legally, validly, effectively, and irrevocably agreed, to waive any immunity to jurisdiction to which it may otherwise be entitled or become entitled. The Company has the power to designate, appoint and empower and pursuant to the Underwriting Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered CT Corporation System Inc, 111 Eighth Avenue, New York New York 10011, as the authorized agent for service of process of the Company in the Underwriting Agreement for the purpose described in Section 16 of the Underwriting Agreement.

      17. The Underwriters have standing to bring an action or proceedings before the appropriate courts in the British Virgin Islands for the enforcement of the Underwriting Agreement. It is not necessary or advisable in order for the Underwriters to enforce their rights under the Underwriting Agreement, including the exercise of remedies thereunder, that the Underwriters be licensed, qualified or otherwise entitled to carry on business in the British Virgin Islands.

      18. The Underwriting Agreement and any transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus will not be subject to ad valorem stamp duty in the British Virgin Islands and no registration, documentary, recording, transfer or similar tax, fee or charge is payable in the British Virgin Islands in connection with the execution, delivery, filing, registration or performance of the Underwriting Agreement.

      19. The Company is not entitled to any immunity under the laws of the British Virgin Islands, whether characterized as sovereign immunity or otherwise, from any legal proceedings to enforce the Underwriting Agreement in respect of itself or its property.


                                     AII-4

      20. (a) The descriptions in the Registration Statement and the Prospectus of British Virgin Islands statutes, British Virgin Islands legal and government proceedings and British Virgin Islands laws accurately and fairly present such information.

            (b) Without limiting Paragraph 20(a), the statements under the captions "Business - Legal Proceedings - Tele-Art Litigation," "Description of Common Shares" and "British Virgin Islands Tax Considerations" in the Registration Statement and the Prospectus and Item 8 of Part II of the Registration Statement insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present such information.

      21. A judgment of a court in the British Virgin Islands may be expressed in United States dollars.

      22. None of the parties to the Underwriting Agreement (other than the Company) is or will be deemed to be resident, domiciled or carrying on business in the British Virgin Islands by reason only of the execution, delivery, performance or enforcement of the Underwriting Agreement to which any of them is party.

      23. The indemnification and contribution provisions set forth in the Underwriting Agreement do not contravene the public policy or laws of the British Virgin Islands, and insofar as matters of the laws of the British Virgin Islands are concerned, constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      24. Based upon a search of the Index of Civil Suits maintained at the Supreme Court Registry of the British Virgin Islands, other than as disclosed in the Registration Statement and in the Prospectus, there are no judgments against the Company, nor any legal proceedings pending in the British Virgin Islands to which the Company is subject.

      25. There is no income or other tax of the British Virgin Islands imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Underwriting Agreement.

      26. The Company is free to acquire, hold and sell foreign currency and securities without restriction.

      27. Such counsel shall confirm that they have reviewed the register of members of the Company. As of the date hereof there are no entries or notations indicating any third party interests including any security interest on the register of members of the Company.

      28. In addition, such opinion shall also contain a statement that no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the later of the Closing Date or the


                                     AII-5

Additional Closing Date, if any, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the later of the Closing Date or the Additional Closing Date, if any, as of the date of such amendment or supplement) and as of the Closing Date and Additional Closing Date, if any, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).


                                     AII-6

                                    ANNEX III

               FORM OF OPINION OF THE COMPANY'S HONG KONG COUNSEL

      1. Each Hong Kong Subsidiary (as defined below) has been duly organized and is legally existing under the laws of Hong Kong and appears on the register of companies kept by the Registrar of Companies in Hong Kong under the Companies Ordinance of Hong Kong. Each such corporation has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. As used in this opinion, the term "Hong Kong Subsidiaries" shall mean Nam Tai Group Management Limited ("NTGM"), J.I.C. Enterprises (Hong Kong) Limited ("JIC"), Nam Tai Electronic & Electrical Products Limited ("NTEE") and Nam Tai Telecom (Hong Kong) Company Limited ("NTT"), and "Hong Kong Subsidiary" shall mean each or any one of the Hong Kong Subsidiaries, as the case may be.

      2. To the best of counsel's knowledge, counsel is not aware of any facts or circumstances which may render the conduct of the business of the Hong Kong Subsidiaries, all as described in the Registration Statement and the Prospectus to be in violation of:

            (a) any such corporation's articles of association, or

            (b) any agreement, instrument, order, writ, judgment or decree to which such corporation is a party or is subject to, as referred to in Schedule 1 of a written certificate (the "Written Certificate") annexed hereto and dated as the same date of this letter from each of the Hong Kong Subsidiaries to counsel in response to counsel's inquiry with the respective boards of directors and shareholders of the Hong Kong Subsidiaries.

      3. To the best of counsel's knowledge and based on reasonable inquiry with the respective directors and shareholders of the Hong Kong Subsidiaries, counsel is not aware of any facts or circumstances which may render the conduct of the business of the Hong Kong Subsidiaries, all as described in Registration Statement and the Prospectus, in breach of any material Hong Kong government approval or permit in connection with the conduct of such businesses.

      4. (a) The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by Underwriting Agreement, the Registration Statement and the Prospectus (all of the foregoing in this Paragraph 4 are referred to as the "Corporate Finance Transactions") do not and will not violate or conflict with: (A) any provision of the certificate of incorporation, memorandum of association, articles of association or Business Registration Certificate of any of the Hong Kong Subsidiaries or (B) any provision of Hong Kong law or statute or rule or regulation.

            (b) Based on counsel's searches for information of or derived from the public records of the courts in Hong Kong available for access by the public, counsel is not aware of any facts or circumstances which make any of the Corporate Finance Transactions violate or


                                     AIII-1
conflict with any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal, arbitral or governmental agency or body in Hong Kong in the proceedings as set out in Schedule 2 of the Written Certificate of each of the Hong Kong Subsidiaries. Such searches did not reveal any court proceedings which are not listed in Schedule 2 of the Written Certificate.

      5. No Hong Kong governmental approval, authorization or action is necessary for the execution, delivery and performance of the Underwriting Agreement or the consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus.

      6. To the best of counsel's knowledge after due inquiry and based on the Written Certificate of each of the Hong Kong Subsidiaries (with respect to the matters in Paragraphs 6(c), 6(d) and 6(e)), counsel is not aware of any facts or circumstances which make any of the statements contained in the following sub-paragraphs of this Paragraph 6 untrue:

            (a) each of the Hong Kong Subsidiaries has all such authorizations, consents, approvals, licenses, permits or orders in Hong Kong ("Authorizations") of, and has made all filings with and notices to, all applicable governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals in Hong Kong, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business subject to and in accordance with the laws of Hong Kong;

            (b) each such Authorization is valid and in full force and effect as aforesaid;

            (c) each of the Hong Kong Subsidiaries is in compliance with all the terms and conditions of such Authorizations and with the rules and regulations of the authorities and governing bodies in Hong Kong having jurisdiction with respect thereto;

            (d) no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, the revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and

            (e) no such Authorization contains any restrictions that is, or is likely to be, unduly burdensome to any of the Hong Kong Subsidiaries,

            except in the case of sub-paragraphs (a) to (d), where such failure to have or to be valid and in full force and effect or to be in compliance, the occurrence of any such event, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (which expression, as used herein, shall have the same meaning as defined in the Underwriting Agreement).


                                     AIII-2

      7. To the best of such counsel's knowledge after due inquiry (including relevant searches of judicial and court records available for access by the public) and based on the Written Certificates of the Hong Kong Subsidiaries and the written certificate of the Company to counsel annexed hereto (the "Company's Certificate") (with respect to the matters in Paragraphs 7(b) and 7(c)), except as set forth in the Registration Statement, the Prospectus and Schedule 2 of the Written Certificates of the Hong Kong Subsidiaries and the Company's Certificate (with respect to the matter in Paragraph 7(a)), counsel is not aware of any facts or circumstances which make any of the statements contained in the following sub-paragraphs of this Paragraph 7 untrue in any respect:

            (a) there are no judicial or court proceedings in Hong Kong pending to which the Company or any of the Hong Kong Subsidiaries is a party or of which any property of the Company or any of the Hong Kong Subsidiaries is the subject which, if determined adversely to the Company or any of the Hong Kong Subsidiaries could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

            (b) there are no regulatory or other arbitral or governmental proceedings in Hong Kong pending to which the Company or any of the Hong Kong Subsidiaries is a party or of which any property of the Company or any of the Hong Kong Subsidiaries is the subject which, if determined adversely to the Company or any of the Hong Kong Subsidiaries could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and

            (c) no such judicial, court, regulatory or other arbitral or governmental proceedings are threatened against the Hong Kong Subsidiaries or the Company.

      8. The statements in the Registration Statement and the Prospectus including, without limitation, the statements under the captions "Risk Factors - Risks Related to Our Operations in China and Hong Kong", "Management's Discussion and Analysis of Financial Condition and Results of Operations", and "Quantitative and Qualitative Disclosure about Market Risk", insofar as such statements constitute a summary of Hong Kong statutes, Hong Kong legal and governmental proceedings and Hong Kong laws referred to therein fairly present the information called for with respect to such Hong Kong statutes, Hong Kong legal and governmental proceedings and Hong Kong laws.

      9. JIC's authorized share capital consists of [ ] ordinary shares, par value HK$[ ] per share. JIC's issued share capital consists of [ ] ordinary shares, all of which are held by J.I.C. Technology Company Limited, a company incorporated in the Cayman Islands ("JIC Technology"). All of such issued shares have been duly authorized and legally issued and are fully paid and are not owned or held and have not been issued in violation of any preemptive rights contained in JIC's articles of association.

      10. NTT's authorized share capital consists of [ ] ordinary shares, par value HK$[ ] per share. NTT's issued share capital consists of [ ] ordinary shares, all of which are held by NTGM. All of such issued shares have been duly authorized and legally issued and are fully paid and are not owned or held and have not been issued in violation of any preemptive rights contained in NTT's articles of association


                                     AIII-3

      11. NTEE's authorized share capital consists of [ ] ordinary shares, par value HK$[ ] per share. NTEE's issued share capital consists of [ ] ordinary shares, all of which are held by NTGM. All of such issued shares have been duly authorized and legally issued and are fully paid and are not owned or held and have not been issued in violation of any preemptive rights contained in NTEE's articles of association.

      12. NTGM's authorized share capital consists of [ ] ordinary shares, par value HK$[ ] per share. NTGM's issued share capital consists of [ ] ordinary shares, all of which are held by the Company. All of such issued shares have been duly authorized and legally issued and are fully paid and are not owned or held and have not been issued in violation of any preemptive rights contained in NTGM's articles of association.

      13. To the best of counsel's knowledge and based on the examination of the agreements and documents referred to in Schedule 1 of the Written Certificate and the statutory books and records maintained by the Hong Kong Subsidiaries as required by the Companies Ordinance of Hong Kong and of the public records maintained and made available by the Hong Kong Registrar of Companies, counsel is not aware of any outstanding options, warrants, calls, rights or other commitments relating to the share capital of the Hong Kong Subsidiaries.

      14. To the best of counsel's knowledge, there are no facts and circumstances which make any of the statements contained in the following sub-paragraphs of this Paragraph 14 untrue:

            (a) all the shares of JIC owned by JIC Technology are registered and owned on record in the name of JIC Technology, all the shares of NTT owned by NTGM are registered and owned on record in the name of NTGM, all the shares of NTEE owned by NTGM are registered and owned on record in the name of NTGM and all the shares of NTGM owned by the Company are registered and owned in the name of the Company; and

            (b) the share certificates for the said shares of JIC in the name of JIC Technology, the said shares of NTT in the name of NTGM, the said shares of NTEE in the name of NTGM, and the said shares of NTGM in the name of the Company and the register of members of each of JIC, NTT, NTEE and NTGM are respectively not endorsed with any notice or annotations of any mortgage, pledge, lien, encumbrance, charge or adverse claim in relation to the said shares.

      15. Counsel is not aware of any fact or circumstances which may render any statement contained in the Registration Statement and the Prospectus in relation to matters aforesaid to be untrue or misleading in any material respect.


                                     AIII-4

                                    ANNEX IV

                  FORM OF OPINION OF THE COMPANY'S PRC COUNSEL

      1. Each of the PRC Subsidiaries (as defined below) has been duly organized and is validly existing and in good standing under the laws of the PRC with legal right, power and authority (corporate and other), under the laws of the PRC, to own, use, lease, and operate its assets and to conduct its business in the manner presently conducted and as described in the Registration Statement and the Prospectus and each such PRC Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which it owns or leases properties or conducts any business, and such qualification is required; the Articles of Association, the business license, the certificate of approval and each other constituent document of each PRC Subsidiary comply with the requirements of applicable PRC law, including, without limitation, the PRC Company Law, and are in full force and effect. As used in the said opinion, the term "PRC Subsidiary" shall mean each of Jetup Electronic (Shenzhen) Co. Ltd. ("Jetup"), Zastron Electronic (Shenzhen) Co. Ltd. ("Zastron"), Namtai Electronic (Shenzhen) Co. Ltd. ("NTSZ") and Shenzhen Namtek Company Limited ("Namtek") and the term "PRC Subsidiaries" shall mean each or all of them, as the case may be.

      2. Each of the PRC Subsidiaries is a legal person with limited liability and the liability of the Company in respect of equity interests held in each PRC Subsidiary is limited to the Company's investment therein. All of the outstanding shares of capital stock of, or equity interests in, each PRC Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable.

      3. The execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Prospectus do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the PRC Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel (after reasonable inquiry) to which any of the PRC Subsidiaries is a party or by which any of the PRC Subsidiaries or their respective properties or assets may be bound, (B) violate or conflict with any provision of the articles of association, business license or certificate of approval of any of the PRC Subsidiaries, (C) result in any violation of any provision of PRC law or statute or rule or regulation, or (D) result in a violation of any order, rule or regulation of any government agency of the PRC having jurisdiction over any of the PRC Subsidiaries or any of their properties.

      4. No consent, approval, authorization, order, registration, qualification or validation by any government or public body or authority of the PRC is required in connection with the consummation of the transactions contemplated under the Underwriting Agreement, the Registration Statement or the Prospectus.


                                     AIV-1

      5. The statements in the Registration Statement and the Prospectus including, without limitation, the statements under the captions "Risk Factors - Risks Related to Our Operations in China and Hong Kong", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantative and Qualitative Disclosure about Market Risk," insofar as such statements constitute a summary of the PRC statutes, PRC legal and governmental proceedings and PRC laws referred to therein, fairly present the information called for with respect to such PRC statutes, PRC legal and governmental proceedings and PRC laws.

      6. Except as disclosed in the Registration Statement and the Prospectus, there are no legal, governmental or arbitral proceedings in the PRC before any court of the PRC or before or by any public, regulatory or governmental agency or other body of the PRC or any arbitrator or arbitral panel pending or, to the best of such counsel's knowledge after reasonable inquiry, threatened against, or involving the properties or business of, the Company or any of the PRC Subsidiaries (including, without limitation, any proceeding challenging the effectiveness or validity of the Underwriting Agreement or the transactions contemplated thereunder or under the Registration Statement or the Prospectus) or to which any of the properties of the Company or any of the PRC Subsidiaries is subject, which could reasonably be expected to have a Material Adverse Effect on the Company and the PRC Subsidiaries taken as a whole.

      7. Under the laws of the PRC, neither the Company nor any of the PRC Subsidiaries nor any of their respective properties, assets or revenues is entitled to any right of immunity on the ground of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment.

      8. Each of the PRC Subsidiaries is in compliance in all material respects with any and all applicable national, provincial and municipal laws and regulations relating to the protection of human health and safety and the environment.

      9. Jetup's registered share capital consists of [ ] shares. Jetup's issued share capital consists of [ ] shares, all of which have been issued to J.I.C. Enterprises (Hong Kong) Limited, a company organized under the laws of Hong Kong ("JIC"), and have been duly and validly issued, fully paid and non-assessable and are not owned or held and have not been issued in violation of any preemptive rights contained in Jetup's Articles of Association.

      10. Zastron's registered share capital consists of [ ] shares. Zastron's issued share capital consists of [ ] shares, all of which have been issued to Nam Tai Telecom (Hong Kong) Company Limited, a company organized under the laws of Hong Kong ("NTT"), and have been duly and validly issued, fully paid and non-accessible and are not owned or held and have not been issued in violation of any preemptive rights contained in Zastron's Articles of Association.

      11. NTSZ's registered share capital consists of [ ] shares. NTSZ's issued share capital consists of [ ] shares, all of which have been issued to Nam Tai Electronic & Electrical Products Limited, a company organized under the laws of Hong Kong


                                     AIV-2

("NTEE"), and have been duly and validly issued, fully paid and non-accessible and are not owned or held and have not been issued in violation of any preemptive rights contained in NTSZ's Articles of Association.

      12. Namtek's registered share capital consists of [ ] shares. Namtek's issued share capital consists of [ ] shares, all of which have been issued to Namtek Software Development Company Limited, a company organized under the laws of the Cayman Islands ("Namtek Software"), and have been duly and validly issued, fully paid and non-assessable and are not owned or held and have not been issued in violation of any preemptive rights contained in Namtek's Articles of Association.

      13. To the best of counsel's knowledge and after reasonable inquiry, all the shares of Jetup and Jieyao owned by JIC are owned beneficially by JIC, all the shares of Zastron owned by NTT are owned beneficially by NTT, all the shares of NTSZ owned by NTEE are owned beneficially by NTEE, and all the shares of Namtek owned by Namtek Software are owned beneficially by Namtek Software. To the best of counsel's knowledge and after reasonable inquiry with the respective directors and shareholders of each of the PRC Subsidiaries, none of the said shares are subject to any mortgage, pledge, lien, encumbrance, charge or adverse claim.

      14. To the best of such counsel's knowledge and after reasonable inquiry with the respective directors and shareholders of each of the PRC Subsidiaries, there are no outstanding options, warrants, calls, rights or other commitments relating to the capital stock of the PRC Subsidiaries.

      15. The land leases for factories of NTSZ and the factory building lease of Jetup, Jieyao and Zastron are legal and valid and constitute the binding obligations of the parties thereto and are enforceable under PRC law in accordance with their terms.

      16. Counsel is not aware of any fact or circumstances which may render any statement contained in the Registration Statement and the Prospectus in relation to matters aforesaid to be untrue or misleading.


                                     AIV-3

                                     ANNEX V

                FORM OF OPINION OF SELLING SHAREHOLDERS' COUNSEL

Opinions to be provided by Wilkinson & Grist, Hong Kong counsel, with respect to the laws of Hong Kong in relation to those Selling Shareholders who are natural persons and who reside in Hong Kong

      1. Each of the Selling Shareholders has full legal right, power and authority as a natural person, and any approval required by law (other than any approval imposed by the applicable state or foreign securities laws), to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney executed by him and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided in the Underwriting Agreement.

      2. To the best of such counsel's knowledge, after due inquiry, each of the Selling Shareholders is the holder of record and is registered as the owner of the Shares to be sold by such Selling Shareholder, the share certificates of the Shares of such Selling Shareholder are in the name of such Selling Shareholder and the register of members of the Company is not endorsed with any notice or annotation of any restriction on transfer, lien, encumbrance, mortgage, pledge or security interest which may affect the delivery of such certificates and the transfer of title of record in such Shares, and upon delivery of the certificates for the Shares to be sold by such Selling Shareholder pursuant hereto and payment therefor, subject to and on the assumption that there has been due compliance with and performance of such applicable requirements, formalities and procedures (if any) as are necessary under the laws of the British Virgin Islands to effect the transfer of such Shares and to the best of counsel's knowledge, after due inquiry and based upon the written certificate ("Written Certificate") annexed hereto and dated as the same date of this opinion from such Selling Shareholder, good and clear title of record and on the register of members will pass to the Underwriters, severally, free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever. Each of the Selling Shareholders has the legal right and power as a natural person to (A) enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney, (B) sell, transfer and deliver all of the Shares which may be sold by such Selling Shareholder under the Underwriting Agreement, and (C) comply with his other obligations under the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

      3. The Custody Agreement and the Power of Attorney appointing the Company as the Custodian and [_____________________] as the Attorneys-In-Fact of each of the Selling Shareholders, with regard to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and, subject to and on the assumption that the Custody Agreement and the Power of Attorney have created valid and binding agreements and obligations on the part of such Selling Shareholder under the law of the State of New York (which is the governing law of such documents), are the valid and binding agreements of such Selling Shareholder, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and pursuant to the terms of such Power of Attorney, such Selling Shareholder has authorized such Attorneys-In-Fact to execute and deliver on such Selling Shareholder's behalf the Underwriting Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Shareholder pursuant to the Underwriting Agreement.

      4. The Underwriting Agreement has been duly and validly authorized, executed and delivered by each of the Selling Shareholders.

      5. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by each of the Selling Shareholders, compliance by each of the Selling Shareholders with all the provisions hereof and thereof and consummation of the transactions contemplated hereby and thereby:

            (a) will not as a matter of Hong Kong law require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body in Hong Kong (except such as may be required under the Securities Act, state or foreign securities laws);

            (b) to the best of such counsel's knowledge after due inquiry and based on the Written Certificate from such Selling Shareholder in response to counsel's inquiry of him, will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or property of the Selling Shareholder is bound;

            (c) will not violate, contravene or conflict with any provision of applicable law or regulation, statute or rule or regulation in Hong Kong; and

            (d) based on counsel's searches for information of or derived from the public records of the courts in Hong Kong available for access by the public and the Written Certificate from such Selling Shareholder, will not violate or conflict with any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator in Hong Kong applicable to such Selling Shareholder or property of such Selling Shareholder in the proceedings (if any) as set out in the Schedule to the Written Certificate of such Selling Shareholder. Counsel's searches with respect to the records of the judiciary in Hong Kong available to the public for searches did not reveal any court proceedings in Hong Kong commenced by or against or applicable to such Selling Shareholder which are not listed in the Schedule to the Written Certificate of such Selling Shareholder.

Opinions to be provided by McW. Todman & Co., BVI counsel, with respect to the Selling Shareholder that is incorporated in such jurisdiction.

      1. The Selling Shareholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the British Virgin Islands with full power and corporate and all other necessary authority to own its properties and conduct its business.

      2. The Selling Shareholder has full legal right, power and authority to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney executed by it and to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder in the manner provided in the Underwriting Agreement.

      3. To the best of such counsel's knowledge, after due inquiry, the Selling Shareholder is the holder of record and has good and valid title to the certificates for the Shares to be sold by such Selling Shareholder, and upon delivery thereof pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever. The Selling Shareholder has the legal right and power and all authorizations and approvals required under its Memorandum and Articles of Association to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Shares which may sold by the Selling Shareholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

      4. The Custody Agreement and the Power of Attorney appointing the Company as the Custodian and [_____________________] as the Selling Shareholder's Attorneys-In-Fact, with regard to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and are the valid and binding agreements of the Selling Shareholder, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and pursuant to such Power of Attorney, the Selling Shareholder has authorized such Attorneys-In-Fact to execute and deliver on the Selling Shareholder's behalf the Underwriting Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by the Selling Shareholder pursuant to the Underwriting Agreement.

      5. The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Selling Shareholder.

      6. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder, compliance by the Selling Shareholder with all the provisions hereof and thereof and consummation of the transactions contemplated hereby and thereby (A) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body in the British Virgin Islands (except such as may be required under the Securities Act, state or foreign securities laws or Blue Sky laws), (B) to the best of such counsel's knowledge, will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or property of the Selling Shareholder is bound, (C) will not contravene or conflict with, result in a breach or violation of, or constitute a default under, the Memorandum and Articles of Association of the Company, (D) will not violate, contravene or conflict with any provision of applicable law or regulation, statute, administrative regulation or ruling in the British Virgin Islands, and (E) will not violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which the Selling Shareholder is a party or by which it is bound, or any judgment, order or decree applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator applicable to the Selling Shareholder or property of the Selling Shareholder.

Opinions to be provided by White & Case LLP, U.S. counsel, for each of the Selling Shareholders

      1. Each of the Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly and validly executed and delivered by each of the Selling Shareholders to the extent execution and delivery may be determined under New York law.

      2. Assuming that the Underwriters have no notice of any adverse claims with respect to the certificates for such Shares then, upon the later of the attachment of the security interest and the delivery of such certificates to the Underwriters indorsed, by an effective endorsement, either in blank or to the Underwriters in the State of New York, the Underwriters will acquire such certificates (and the Shares represented thereby) free of any adverse claim within the meaning of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                                    ANNEX VI

                            FORM OF LOCK-UP AGREEMENT

                              ______________, 2003

Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
   as Representatives of the several
   Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179
Attention: Equity Capital Markets

                   Nam Tai Electronics, Inc. Lock-Up Agreement

Ladies and Gentlemen:

      This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Nam Tai Electronics, Inc., a British Virgin Islands corporation (the "Company"), of its common shares, $0.01 par value (the "Shares").

      In order to induce you and the other underwriters for which you act as Representatives (the "Underwriter") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns"), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), or make any announcement of any of the foregoing, and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Shares, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Shares or other such equity security.

      Notwithstanding anything to the contrary herein, the provisions of this paragraph and the undertaking above shall not prevent you signing this undertaking, or require the consent of Bear


                                     AVI-1

Stearns to engage in any of the following transactions during the Lock-up
Period: (A) the sale by the Selling Shareholders of Shares as contemplated by the Underwriting Agreement, and (B) the exercise of options under stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus.

      The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the share register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the share register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written. This Agreement shall terminate and be of no further force and effect in the event the Company has not consummated the Offering by September 30, 2003.

      This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                      Very truly yours,


                                      By:
                                         --------------------------------------

                                      Print Name:
                                                 ------------------------------


                                     AVI-2